UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)               (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         516-542-3000

Date of fiscal year end:  8/31

Date of reporting period: 8/31/05

Item 1.  Reports to Stockholders.

CLASS A, B AND C SHARES

ANNUAL REPORT

AS OF AUGUST 31, 2005

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
William B. Blundin	Trustee
Stephen Ventimiglia	Vice President & Secretary
Mark S. Marrone	Treasurer & Chief Financial Officer
Colleen T. McCoy	Chief Compliance Officer
Michael J. Wagner	Assistant Secretary
Andrew B. Rogers	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Aquarius Fund Distributors, LLC
1101 Stewart Avenue, Suite 207	1005 South 107th Street
Garden City, New York 11530-4808	Omaha, Nebraska 68137

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	The Bank of New York
4020 South 147th Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68137	New York, New York 10286

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2005

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the twelve months from September 1, 2004 through August 31, 2005.

ECONOMIC OVERVIEW

The U.S. Department of Commerce, Bureau of Economic Analysis (BEA) reported that the Gross Domestic Product (GDP) - the output of goods and services produced by labor and property located in the United States - grew at an annualized rate of 3.3% during the second quarter of 2005.

The major contributors to the increase in real GDP in the second quarter were personal consumption expenditures, exports, equipment and software, and residential fixed investment.  The contributions of these components were partly offset by a downturn in private inventory investment.  Imports, which are a subtraction in the calculation of GDP, decreased and made a positive contribution to the GDP; this is notable because it has only happened about 5 times in the past 40 quarters.  Personal consumption expenditures increased at an annualized rate of 3.3 percent.  During the second quarter of 2005, the Gross Private Domestic Investment advancement has been prominent in the following macro-sectors: nonresidential fixed investment increased at an annualized rate of 8.6 percent; equipment and software increased at an annualized rate of 10.5 percent; and residential fixed investment increased at an annualized rate of 10.4 percent. These statistics along with the decline in business inventories we believe demonstrate that the economy has been on very stable footing in spite of the amount of severe blows it has had from oil spikes and hurricanes.

On September 20, 2005 the Federal Reserve’s (Fed) Federal Open Market Committee released its statement in part as follows: “The Federal Open Market Committee decided today to raise its target for the federal funds rate by 25 basis points (.25%) to 3-3/4 percent.   Output appeared poised to continue growing at a good pace before the tragic toll of Hurricane Katrina… While these unfortunate developments have increased uncertainty about near-term economic performance, it is the Committee's view that they do not pose a more persistent threat. Rather, monetary policy accommodation, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity. Higher energy and other costs have the potential to add to inflation pressures. However, core inflation has been relatively low in recent months and longer-term inflation expectations remain contained.”

While we are saddened by the terrible disasters in the south, our spirit is heightened by the strength and tenacity of the American people.

FIVE PRINCIPLES OF SOUND INVESTING

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward.  Let’s revisit some sound investment principles that can help you traverse both rising and falling markets.

1)   A well-designed asset allocation strategy can be the anchor for many successful investors. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets.  A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon.  Review your asset allocation strategy with your financial advisor.  If you have implemented an asset allocation strategy that you are comfortable with, then don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy – consider remaining anchored.  Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to potentially earn higher rates of return over the long haul than they might earn if they place money in investments that don’t fluctuate in value.

2)   Many successful investors put professional money managers on their investment teams.  We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust’s portfolios.  The Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms.  These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors.  The Trust’s diversity of portfolio structure is designed to give you the opportunity to more efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives.  For your serious, “core” assets, why not let full-time investment professionals purchase and sell securities on your behalf?

3)   Stay focused on your long-term investment goals.  Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met.  When reviewing the performance of the portfolios of the Trust, and the performance of money managers in general, please remember that it is not unusual for managers’ returns to vary significantly from their benchmark indices over short-term measurement periods such as several quarters.  In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

4)   Consider adding money to your investment portfolio when it declines in value.  Of course, no one can tell you for sure when a market has reached bottom, and there is no guarantee that an investment will rise after a decline. It takes courage to be a successful investor.

5)   Be disciplined and patient with your investment strategy.  Successful investing requires both discipline and patience.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.  Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.).  In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

NEW ADVISORS

I am pleased to inform you that effective May 10, 2005 Loomis, Sayles & Company, L.P. is the new investment advisor of the Saratoga Advantage Trust’s Large Capitalization Growth and Financial Services Portfolios.  Loomis, Sayles & Company, L.P. was established in 1926, and is a well respected investment advisor with total assets under management of over $65 billion dollars.  Loomis, Sayles advises institutional, high net worth and mutual fund clients.

In addition, I am also pleased to tell you that effective July 18, 2005 Oak Associates, ltd.  is the new investment advisor of the Saratoga Advantage Trust’s Health & Biotechnology Portfolio.  Oak Associates, ltd. was established in 1985, and is a highly regarded investment advisor with total assets under management of approximately 5 billion dollars.  Oak Associates advises mutual funds and other investors.  Please visit our website at www.saratogacap.com for additional information.

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping.  With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically.  Choose one item or all items. It’s up to you.  Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839.  For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs.  Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully.  This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully.  You can obtain a copy of the prospectus by calling (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate.  Consequently, investors may receive back less than invested.

The Funds of the Saratoga Advantage Trust are distributed by Aquarius Fund Distributors, LLC, member NASD.

AFD-10/18/2005-206

This Page Intentionally Left Blank.

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 1/4/99 — 8/31/05*
Class B
With Sales Charge	4.63%	0.88%	0.94%
Without Sales Charge	9.63%	1.24%	0.94%
Class C
With Sales Charge	8.70%	1.23%	0.94%
Without Sales Charge	9.70%	1.23%	0.94%

PORTFOLIO ADVISOR COMMENTARY

The overall U.S. stock market performed well over the last twelve months, largely thanks to a fourth quarter rally in 2004.  In general, investors favored small cap over large cap stocks and value over growth stocks.

Strong stock picking in the energy sector aided performance during the period.  ConocoPhillips (6.01%) and Exxon Mobil (2.75%) were the Portfolio’s largest contributors to performance, both benefiting from the rise in oil prices seen over the past year.  The Portfolio was also positively impacted by an underweight in the telecommunication services sector.

Conversely, negatively impacting performance was stock selection in the financial services sector.  In particular, Ambac Financial Group (2.34%) saw its price fall significantly during the period.  An underweighting of the utilities sector also detracted from the Portfolio’s performance.  The sector continues to be driven higher by investors’ appetite for high yielding securities, which we think may be approaching irrational levels.

Economic growth is solid and steady, corporate profitability is strong, inflation is in check and interest rates remain low, yet the stock market appears quite skeptical of what lies ahead. Stocks overall will be poised for good performance, in our view, as sound economic and corporate fundamentals gradually overcome negative market sentiment. In the meantime, current conditions are creating what we believe are compelling individual opportunities to invest in high-quality stocks at prices well below their true worth.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/05.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
ConocoPhillips	6.01%
ChevronTexaco Corp.	5.10%
Citigroup, Inc.	4.67%
Inco, Ltd.	3.76%
Bank of America Corp.	3.57%
Pfizer Inc.	3.40%
Sanofi-Synthelabo SA, ADR	3.31%
The Hartford Financial Services Group, Inc.	3.12%
J.P. Morgan Chase & Co.	2.99%
American International Group Inc.	2.94%

*Based on total net assets as of August 31, 2005

The Morningstar Large Value Average, as of August 31, 2005, consisted of 1,143 mutual funds comprised of large market capitalization value stocks.  Investors may not invest in the Average directly.

The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios.   This unmanaged index contains stocks with lower price-to-book ratios and is market-capitalization weighted.   The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 1/4/99 — 8/31/05*
Class B
With Sales Charge	14.64%	-14.39%	-6.08%
Without Sales Charge	19.64%	-14.09%	-6.08%
Class C
With Sales Charge	18.59%	-14.09%	-6.05%
Without Sales Charge	19.59%	-14.09%	-6.05%

PORTFOLIO ADVISOR COMMENTARY

The positive performance of the Saratoga Large Cap Growth Portfolio for the year ended August 31, 2005 was mainly due to strong stock selection in financials, technology and healthcare.  Among the top contributors to the Portfolio during this period were Google (4.81%), Legg Mason (3.52%), and Genentech (5.58%).

Google, the global leader in Internet paid search, continued to benefit from very strong growth in advertising spending by its customers.  Earnings and sales estimates have proven to be far too conservative for the company this year and, as a result, the stock has reacted very positively to better than expected earnings results. Legg Mason, a diversified broker and investment manager, continued to perform well due primarily to the strength of its asset management divisions, which are gaining market share.  The stock also reacted positively to the announcement that Legg Mason would focus more exclusively on asset management by swapping its brokerage division for Citigroup’s asset management group. Genentech posted strong quarterly results in July, driven by excellent sales growth of its colorectal cancer drug, Avastin.

Losers for the quarter were very modest.  Yahoo (3.37%), Sears Holdings (0.00%) and Dell (0.00%) were stocks that had a slightly negative impact on the Portfolio’s performance.  Yahoo traded off slightly as investors await 3rd quarter earnings.  Sears Holdings was sold at a loss as we decided to redeploy the money into stronger ideas.  Dell’s revenues in the July quarter and the outlook for October were both slightly below expectations and as a result the shares were sold at a small loss.

Looking forward, we continue to expect corporate earnings growth to be the key driver of stock market performance in the 4th quarter of 2005 and we anticipate an improving market environment over the final four months of the year. Corporate earnings were stronger than expected in the 2nd quarter and we appear to be on track to post double-digit earnings growth in the 3rd quarter, which bodes well for the growth stocks.  Although the economic impact of the recent hurricanes in the gulf coast region has yet to be determined, the Portfolio continues to be positioned in companies with leadership qualities and strong fundamentals that we believe can operate in difficult economic environments.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/05.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Genetech, Inc.	5.58%
Google, Inc., Class A	4.81%
Motorola, Inc.	4.58%
XTO Energy, Inc.	4.45%
St. Jude Medical, Inc.	4.21%
Whole Foods Market, Inc.	4.16%
Chico’s FAS, Inc.	4.14%
Moody’s Corp.	4.06%
Coach, Inc.	4.04%
Lehman Brothers Holdings, Inc.	4.01%

*Based on total net assets as of August 31, 2005

The Morningstar Large Growth Average, as of August 31, 2005, consisted of 1,407 mutual funds comprised of large market capitalization growth stocks.  Investors may not invest in the Average directly.

The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios.  This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted.  The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by:

Caterpillar Investment Management Ltd.

Peoria, Illinois

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Inception: 6/28/02 — 8/31/05*
Class A
With Sales Charge	17.76%	9.79%
Without Sales Charge	24.97%	11.85%
Class B
With Sales Charge	19.30%	10.41%
Without Sales Charge	24.30%	11.17%
Class C
With Sales Charge	23.24%	11.12%
Without Sales Charge	24.24%	11.12%

PORTFOLIO ADVISOR COMMENTARY

For the year ended August 31, 2005, the equity markets showed a very narrow trading range and reflected what appeared to be investor skittishness. A slowing U.S. economy and inflation fears spurred by rising oil prices were the dominant themes. Rising energy costs, however, appeared to have little or no apparent impact on consumer demand.

In the coming months, the cost associated with heating residential dwellings is projected to be twice as high as consumers paid last year. We are concerned that the additional heating costs and $3.00-per-gallon gasoline may negatively affect consumer spending. As we carefully monitor economic activity, we look to the retail, restaurant, travel and leisure industries as leading indicators of consumer spending. Based on our belief that corporate earnings will remain fairly strong going into the new fiscal year, we expect the stock market to move higher, employment to continue to expand and interest rates to remain relatively steady—factors that we believe will prolong the current economic cycle for at least another year or longer.

Mid-cap companies had another year of good performance and generally continue to outperform large-cap stocks. We were pleased with the performance of the Portfolio for the last year, as it was well positioned to fully participate in the strong performance of the energy and industrial sectors of the market. Some of the largest contributors to the performance included Peabody Energy (3.04%), Joy Global (2.90%), Arch Coal (2.52%) and Lone Star Technologies (0.00%). Some of the poorest performing stocks included Impax Laboratories (2.82%), Georgia Gulf (0.86%), Smurfit-Stone Container Corp. (0.00%), Pier 1 Imports (1.15%) and Ruby Tuesday (1.70%).

With the threat of rising interest rates and higher energy costs on the horizon, we have reduced our financial and consumer sector holdings by about 10% compared to last year at this time. Concurrently, we added to our holdings in the energy, industrial and technology sectors of the market. This allocation change is consistent with our investment strategy and reflects our philosophy of seeking undervalued companies with the best growth prospects.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/05.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Peabody Energy Corp.	3.04%
Joy Global, Inc.	2.90%
Impax Laboratories, Inc.	2.82%
Chicago Bridge & Iron Co.	2.78%
Arch Coal, Inc.	2.52%
Lincoln National Corp.	2.35%
Fiserv, Inc.	2.34%
Saks, Inc.	2.20%
Rockwell Automation, Inc.	2.20%
Centerpoint Energy, Inc.	2.18%

*Based on total net assets as of August 31, 2005

The Morningstar Mid Capitalization Blend Average as of August 31, 2005, consisted of 408 mutual funds comprised of mid market capitalization stocks.  Investors may not invest in the Average directly.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion.  The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by:

Fox Asset Management LLC

Little Silver, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 1/4/99 — 8/31/05*
Class B
With Sales Charge	13.86%	9.21%	12.35%
Without Sales Charge	18.86%	9.49%	12.35%
Class C
With Sales Charge	17.90%	9.51%	12.41%
Without Sales Charge	18.90%	9.51%	12.41%

PORTFOLIO ADVISOR COMMENTARY

For the year ended August 31, 2005, the Saratoga Advantage Trust Small Capitalization Portfolio posted a strong positive return. Many factors contributed to the strong performance.  The economy continued to grow at a healthy pace, with Gross Domestic Product (GDP) growth in excess of 3%.  Corporate earnings remained strong, as solid demand and a still favorable interest rate environment encouraged consumers and corporations to spend at robust levels.  Takeover activity remained high, as corporations and financial buyers took advantage of low interest rates and increased liquidity.  These factors offset the impact of the Federal Reserve’s “measured pace” of interest rate hikes and stock valuations that remain high from a historical perspective.

During the fiscal year, the Portfolio was led higher by a diverse group of stocks.  Some of the best performers included a vertically integrated natural gas company, a regional general merchandise retailer, an oil/gas exploration and production company, a cement company, and a diversified industrial concern.  From a sector perspective, our overweight position in consumer staples added to performance, while our overweight position in consumer discretionary stocks detracted from performance.  Both sectors’ performance reflected investor concerns about the potential impact of higher oil prices and interest rates on consumer spending.

As the fiscal year came to an end, Hurricane Katrina hit the Gulf region, resulting in great human and economic losses.  While the long-term economic impact of Katrina is difficult to determine at this point, a temporary spike in energy costs and the loss of economic activity in the region could pose some near-term risk to the economy.

With rising interest rates, anecdotal evidence of a slowdown in real estate, and $60+ oil, we remain cautious about the near-term prospects for the economy and stock market.    Nonetheless, we believe that our longstanding underweight in financial services and focus on higher-quality companies should bode well for the Portfolio.  We remain steadfast in our commitment to finding well-managed companies, with strong balance sheets and cash flow, selling at discount valuations.

*      Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Church & Dwight Co., Inc.	4.47%
Spinnaker Exploration Co.	4.07%
AptarGroup, Inc.	3.70%
Piedmont Natural Gas Co., Inc.	3.53%
Arkansas Best Corp.	3.49%
Albany International Corp., Class A	3.35%
Newfield Exploration Co.	3.19%
RPM, Inc.	3.18%
Borg Warner, Inc.	3.11%
Maverick Tube Corp.	3.10%

*Based on total net assets as of August 31, 2005

The Morningstar Small Blend Average, as of August 31, 2005, consisted of 497 mutual funds comprised of small market capitalization stocks.  Investors may not invest in the Average directly.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index.  The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization.  The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends.  Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 1/4/99 — 8/31/05*
Class B
With Sales Charge	14.93%	-6.80%	-1.35%
Without Sales Charge	19.93%	-6.45%	-1.35%
Class C
With Sales Charge	18.86%	-6.50%	-1.40%
Without Sales Charge	19.86%	-6.50%	-1.40%

PORTFOLIO ADVISOR COMMENTARY

International stocks generally outperformed domestic stocks over the 12-month period ended August 31, 2005.

Strong stock picking in the materials sector aided performance during the period.  Austrian steel manufacturer Bohler Uddeholm (2.78%) and British mining company Rio Tinto (1.81%) were among the Portfolio’s largest contributors to performance.  The Portfolio was also positively impacted by stock selection in both the health care and consumer discretionary sectors.

Negatively impacting performance was stock selection in the telecommunication services sector.  In particular, Japanese wireless company NTT DoCoMo (3.12%) saw its price fall significantly during the period.  Stock selection in the financial services sector also detracted from the Portfolio’s performance.  Japanese securities firm Nomura Holdings (1.74%) was among the Portfolio’s largest detractors from performance.

Worries over economic deceleration have continued to subside recently, even as the U.K. appears to be slowing down after a decade-long run of strong growth. Continental Europe continues to make important progress in labor reforms, which should help its economy restructure and reaccelerate. Japan should also likely emerge stronger this year, driven by further industry consolidation, renewed job growth, and an end to deflation. As worldwide economic growth becomes better recognized, we believe international stocks will be poised for continued favorable performance.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/05.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Tesco PLC, ADR	4.48%
TotalFinaElf SA, ADR	4.16%
Diageo PLC, ADR	3.95%
Cemex SA de CV, ADR	3.87%
Deutsche Bank AG, ADR	3.37%
BNP Paribus SA, ADR	3.30%
AstraZeneca PLC, ADR	3.20%
AB SFK, ADR	3.18%
NTT DoCoMo, Inc., ADR	3.12%
Royal Caribbean Cruises LTD., ADR	3.08%

*Based on total net assets as of August 31, 2005

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by:

Oak Associates, ltd.

Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 7/15/99 — 8/31/05*	Inception: 1/18/00 — 8/31/05*
Class A
With Sales Charge	8.07%	-13.10%	5.43%	NA
Without Sales Charge	14.64%	-12.07%	6.45%	NA
Class B
With Sales Charge	8.95%	-12.97%	5.80%	NA
Without Sales Charge	13.95%	-12.62%	5.80%	NA
Class C
With Sales Charge	12.95%	-12.62%	NA	-2.54%
Without Sales Charge	13.95%	-12.62%	NA	-2.54%

PORTFOLIO ADVISOR COMMENTARY

Oak Associates, ltd. is pleased to report that it became the investment advisor to the Health & Biotechnology Portfolio on July 18, 2005. We believe healthcare is an exciting area right now for a number of reasons: an aging population, the upcoming activation of the Medicare drug benefit, groundbreaking therapies, and improvements in research.  We believe the Portfolio is positioned to take advantage of all these themes, but particularly the last one.  We also believe the mapping of the human genome is going to lead to tremendous growth – and progress – in genetic research.  As managers, we’ve found companies that we believe are well positioned to take advantage of this.  Some examples are Affymetrix (7.50%), the dominant gene chip microarray company; Invitrogen (6.02%), a large provider of research kits; and Techne (5.32%), a manufacturer of proteins and other consumables.

The companies mentioned above all make products that help to improve research and development productivity, and we’ve invested in a broad range of companies that are developing the breakthrough therapies of tomorrow, from biotech to pharmaceuticals to specialty pharmaceuticals.  We believe that innovation drives much of the value in healthcare.

We do not believe in investing in every corner of the sector.  We have tried to identify the industries and companies within healthcare that offer the greatest investment opportunity and avoid the ones with characteristics that we find unappealing.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/05.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Affymetrix, Inc.	7.50%
Medtronic, Inc.	6.16%
Invitrogen Corp.	6.02%
Techne Corp.	5.32%
Teva Pharmaceutical Industries, Ltd.	5.02%
AmerisourceBergan Corp.	4.91%
MedImmune, Inc.	4.89%
Amgen, Inc.	4.64%
Applera Corp.	4.61%
Cerner Corp.	4.59%

*Based on total net assets as of August 31, 2005

The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of February 2005 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by:

Columbus Circle Investors

Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 - 8/31/05	Five Year: 9/1/00 - 8/31/05*	Inception: 10/22/97 - 8/31/05*	Inception: 9/16/98 - 8/31/05*	Inception: 1/14/00 - 8/31/05*
Class A
With Sales Charge	23.64%	-30.53%	-3.14%	NA	NA
Without Sales Charge	31.23%	-29.71%	-2.40%	NA	NA
Class B
With Sales Charge	25.57%	-30.35%	NA	-6.01%	NA
Without Sales Charge	30.57%	-30.17%	NA	-6.01%	NA
Class C
With Sales Charge	29.53%	-30.11%	NA	NA	-24.54%
Without Sales Charge	30.53%	-30.11%	NA	NA	-24.54%

PORTFOLIO ADVISOR COMMENTARY

The Technology & Telecommunications Portfolio for the year ended August 31, 2005 ended on an impressive note.  The positive one-year return was largely due to the continuation of IT spending.  Despite higher oil prices, Gross Domestic Product (“GDP”) growth remained strong, corporate margins reached record levels and the consumer continued to spend.

In addition, some the emerging themes we remain focused on (such as Internet Advertising, Wireless Internet, 3G, Security, Advanced Digital TV’s and GPS) drove  Portfolio returns.   Consumer driven stocks, such as semiconductors, wireless and internet posted the best returns.  Semiconductor stocks Marvell (3.45%), Trident Microsystems (1.91%), Broadcom (4.32%), Sigmatel (0.00%), and SiRF Technology (1.55%) rose significantly.  In wireless, Openwave (2.03%), Motorola (4.11%), Comverse (3.69%) and Nokia (1.96%) all saw healthy gains, while Google (3.81%) was our best performing internet stock.  Among the worst hit stocks were Cognos (0.00%), Ebay (1.55%), Avaya (0.00%), Audible (0.00%) and Cree (0.00%).  All five had company specific issues.

Looking forward, we believe that we will see a continuation of solid fundamentals in 2006 as interest rate rises should abate, oil increases should slow, and under-investment in technology should drive an upgrade cycle.  Microsoft is scheduled to release their biggest upgrade since Windows 95, called Longhorn, during 2006.  As always, the Saratoga Technology & Telecommunications Portfolio will continue to focus on dynamic companies in attractive markets who may benefit from positive industry dynamics and dominant secular trends.  The emerging themes we remain focused on are Internet Advertising, Next-Generation carrier data spending (Voice over IP, 3G, Wireless Internet, and Fiber to the Home), Security, and emerging consumer trends such as Satellite Radio, Advanced Digital TV’s and GPS.  We believe the Portfolio is poised to capitalize on these themes, the resurgent IT spending environment, emerging technologies and cost cutting measures implemented over the last three years.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/05.    The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Broadcom Corp., Class A	4.32%
Motorola, Inc.	4.11%
Google, Inc., Class A	3.81%
Comverse Technology, Inc.	3.69%
Qualcomm Inc.	3.54%
Intel Corp.	3.51%
Marvell Technology Group Ltd.	3.45%
Autodesk, Inc.	3.42%
Applied Materials, Inc.	3.41%
Juniper Networks, Inc.	3.23%

*Based on total net assets as of August 31, 2005

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by:

Caterpillar Investment Management Ltd.

Peoria, Illinois

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 - 8/31/05	Five Year: 9/1/00 - 8/31/05*	Inception: 10/23/97 - 8/31/05*	Inception: 9/21/98 - 8/31/05*	Inception: 1/7/03 - 8/31/05*
Class A
With Sales Charge	42.57%	10.42%	10.13%	NA	NA
Without Sales Charge	51.31%	11.74%	10.96%	NA	NA
Class B
With Sales Charge	45.40%	10.75%	NA	15.27%	NA
Without Sales Charge	50.40%	11.02%	NA	15.27%	NA
Class C
With Sales Charge	49.34%	NA	NA	NA	29.94%
Without Sales Charge	50.34%	NA	NA	NA	29.94%

PORTFOLIO ADVISOR COMMENTARY

For the year ended August 31, 2005, energy stocks continued to thrive on high oil and natural gas prices. Over the last 12 months, oil traded as low as $40 per barrel and at an all-time high of $70 per barrel as Hurricane Katrina approached the Gulf Coast. The lofty prices in advance of Katrina were driven by much stronger demand than expected from China and India, as well as many other economies, including the United States. The horrifying effects of Hurricane Katrina compounded an already tight supply problem and impacted virtually every aspect of the energy industry.

In the wake of Katrina, prices of gasoline, crude oil, heating oil and natural gas rose to record-high levels. The refining industry was particularly hurt, with eight refineries representing 10% of the total United States refining capacity damaged and inoperable in the first week following Katrina. Two of the refineries, representing about 5% of the nation’s total output, are forecasted to be down until early 2006.

As we move forward, we believe the energy sector will remain strong. We are currently focusing on the contract drilling and services companies, as the industry has seen tremendous growth due to increased spending from the exploration and production companies—spending that will likely increase further in response to Katrina. We have also added to the Portfolio’s natural gas exploration holdings to try to benefit from the tight natural gas inventories.

All of the energy subsectors performed well over the last 12 months. Some of the biggest contributors to the Portfolio’s performance included coal-related companies Peabody Energy (5.02%), Arch Coal (4.35%) and Joy Global (6.75%). Some of the poorest relative performers in the Portfolio were in the materials sector. Aluminum companies like Alcoa (0.00%) and Alcan (0.00%), paper companies like Smurfit Stone Container (0.00%) and chemical companies like Georgia Gulf (1.45%) all detracted from the performance of the Portfolio.

The Portfolio continues to emphasize companies that we believe have good long-term total return potential. We eliminated a number of holdings in the materials sector and reinvested in the energy side of the Portfolio. Alcoa (0.00%), Alcan (0.00%), Weyerhaeuser (0.00%) and Smurfit (0.00%) were sold.  Positions in Pride International (2.28%), Westlake Chemical (1.92%), Chicago Bridge & Iron (4.20%), Syntroleum Corp. (1.35%) and Bucyrus International (3.01%) were added to the Portfolio.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/05.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Joy Global, Inc.	6.75%
Foundation Coal Holdings	5.47%
Peabody Energy Corp.	5.02%
Burlington Resources, Inc.	5.00%
Phelps Dodge Corp.	4.86%
Occidental Petroleum Corp.	4.69%
Arch Coal, Inc.	4.35%
Chesapeake Energy Corp.	4.28%
Chicago Bridge & Iron Co.	4.20%
Schlumberger Ltd.	3.89%

*Based on total net assets as of August 31, 2005

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is complied by Lipper, Inc.  Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 8/1/00 — 8/31/05*
Class A
With Sales Charge	7.15%	3.49%	4.51%
Without Sales Charge	13.70%	4.72%	5.73%
Class B
With Sales Charge	7.94%	3.74%	4.96%
Without Sales Charge	12.94%	4.09%	5.12%
Class C
With Sales Charge	11.94%	4.07%	5.12%
Without Sales Charge	12.94%	4.07%	5.12%

PORTFOLIO ADVISOR COMMENTARY

Among the top contributors to the Portfolio for the year ending August 31, 2005 were Chicago Mercantile Exchange (1.45%), Legg Mason (4.99%), and Lehman Brothers (5.13%).

Chicago Mercantile Exchange benefited during this period from continued strong volume growth as well as increases in pricing across some of its products. These trends as well as the markets increasing appreciation for the company’s extremely high returns on equity have driven the positive stock performance. Legg Mason, a diversified broker and investment manager, continued to perform well due primarily to the strength of its asset management divisions, which are gaining market share.  The stock also reacted positively to the announcement that Legg Mason would focus more exclusively on asset management by swapping its brokerage division for Citigroup’s asset management group.    Lehman Brothers has also performed well as the company continues to win market share across several of its business lines. The stock has performed well the past few quarters as the company has reported earnings well above market expectations and closer in line to our view of earning power.

The bottom contributors to performance have been Countrywide Financial (5.00%), Golden West (4.28%) and Endurance Specialty Holdings (2.00%). Endurance Specialty Holdings was sold at a loss as we had concerns the risk of hurricane related losses would stress the company’s balance sheet and reduce our view of the company’s value. Countrywide and Golden West have recently underperformed largely due to market concerns over residential mortgage lending.

Looking forward, we continue to believe our constant search for value and attractive investment opportunities will serve the Portfolio well. Currently we are finding more attractive opportunities to invest in businesses with leadership qualities and competitive advantages in the asset management and investment banking sub sectors of finance, as well as what we believe to be some very selective insurance, mortgage and banking companies, and a few special situations in the real estate and ratings industries.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/05.    The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
American International Group, Inc.	9.46%
Wells Fargo & Co.	6.41%
CB Richard Ellis Group, Inc.	5.90%
Lehman Brothers Holdings, Inc.	5.13%
Countrywide Financial Corp.	5.00%
Legg Mason, Inc.	4.99%
Franklin Resources, Inc.	4.98%
Goldman Sachs Group, Inc.	4.98%
Bear Stearns Co., Inc.	4.95%
Prudential Financial, Inc.	4.37%

*Based on total net assets as of August 31, 2005

The Lipper Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by:

Fox Asset Management LLC

Little Silver, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 1/4/99 — 8/31/05*
Class B
With Sales Charge	-4.11%	4.09%	3.85%
Without Sales Charge	0.75%	4.43%	3.85%
Class C
With Sales Charge	-0.23%	4.43%	3.86%
Without Sales Charge	0.75%	4.43%	3.86%

PORTFOLIO ADVISOR COMMENTARY

Throughout the year ended August 31, 2005, the Federal Reserve (“Fed”) has continued its unrelenting increase in the Fed Funds rate with ten consecutive meetings resulting in 25 basis point (.25%) rate hikes moving the rate from 1% to 3.5%.  Since the inception of the rate hikes last June, long rates have actually declined from around 4.60% on the ten-year Treasury to approximately 4%.  One frequently offered explanation for this tremendous flattening of the yield curve has been investors’ lack of concern about inflation.  With oil reaching the $70/barrel level, the Commodity Research Bureau index (“CRB”) within shouting distance of its all-time high and housing markets defying description in many places, we remain unconvinced.

Another reason the long-end of the yield curve has performed so well has been the well-documented investment by foreigners, specifically Asian Central Banks.  While we acknowledge this source of investor interest is hard to predict, we believe it will unlikely last indefinitely.

Therefore, we have conservatively positioned the Portfolio to try to protect against the downside in three important respects.  First, we have less exposure to interest rate changes (i.e., we are shorter in duration than the benchmark).  Second, we continue to maintain the “barbell” strategy where we invest disproportionately on the ends of the yield curve at the expense of the middle of the yield curve.  Third, we continue to believe Treasury Inflation Protection Securities (“TIPS”) will serve us well over the long-term by cushioning the potential damage if and when inflation raises its ugly head.  In these ways, we continue to manage the Portfolio for the long-term with an emphasis on capital preservation.

*      Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Issuer	Net Assets
Treasury Inflation Protection Securities	16.11%
Federal National Mortgage, 4/15/2014	12.78%
Federal National Mortgage, 8/15/2017	9.52%
Treasury Notes, 2/15/2009	5.67%
Federal National Mortgage, 6/30/2008	5.61%
Eastern Energy Ltd. 6.75%, 2/01/2006	5.33%
J.P. Morgan Chase & Co.,
3.80%, 10/2/2009	5.07%
GTE Southwest, Inc. 6.23%, 1/1/2007	4.63%
Eaton Corp., 8.90%, 8/15/2006	3.36%
International Flavors & Fragrances, Inc.
5.95%, 6/6/2005	3.28%

*Based on total net assets as of August 31, 2005

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years.  The Lehman Government/Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Index is an unmanaged index which does not include fees and expenses.  Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 1/4/99 — 8/31/05*
Class B
With Sales Charge	-2.99%	3.43%	2.97%
Without Sales Charge	1.97%	3.78%	2.97%
Class C
With Sales Charge	0.87%	3.73%	2.89%
Without Sales Charge	1.86%	3.73%	2.89%

PORTFOLIO ADVISOR COMMENTARY

Over the past 14 months, the Federal Reserve (the “Fed”) has raised rates 10 times and has made no indications of any shift from the current policy.  Long bonds have posted impressive returns considering the Fed’s actions.  In the past year ended August 31, 2005, the yield curve has flattened, with bonds 10 years and longer in maturity outperforming shorter maturity bonds.  Judging by the resiliency of the long end of the yield curve, it appears that the surging price of oil has been viewed as more of an economic impediment to growth rather than a harbinger of inflation.

Movement in the municipal bond curve has paralleled the flattening trend seen in the treasury market.  Inflation has been higher, but the consensus remains that core inflation is well contained.  Tobacco bonds have been the top producing municipal bond sector, producing sizeable gains over the past year.

For the past year, we have been focused on buying longer term bonds in anticipation of the yield curve flattening.  The majority of the purchases were higher quality credits as quality spreads continue to be narrow compared to historical norms.  Currently 67% of the Portfolio consists of insured bonds.  Duration of the Portfolio is 5 years, versus 6.5 years for the Lehman Municipal Bond Index.

We believe that the Fed will continue to raise short term rates throughout the remainder of the year and we expect the yield curve to continue to flatten.  We do not anticipate any significant moderation in oil prices, which should continue to impede economic growth and keep bonds in a trading range similar to the current environment.  In the municipal bond market, we expect the longer maturities to continue to outperform shorter maturities.

*      Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Issuer	Net Assets
Heartland Consumers Power District
6.00%, 1/1/17	5.57%
New York State Dormitory Authority
5.75%, 7/1/13	5.39%
Houston, TX Water & Sewer System
5.50%, 12/1/17	5.20%
Maryland State Energy Financing
Administration 6.30%, 12/1/10	4.89%
New Jersey Economic Development
Authority 5.35%, 2/1/38	4.86%
Wisconsin State Health & Educational
Facilities 5.25%, 8/15/19	4.83%
Alvord, CA Union School District
5.90%, 11/1/17	4.75%
Snohomish County School District
5.50%, 12/1/19	4.32%
Denver, CO City & County Excise Tax
Revenue 5.50%, 9/1/17	4.32%
New Hampshire State Health &
Education Facilities 5.50%, 8/1/27	4.31%

*Based on total net assets as of August 31, 2005

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market.  The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year.  The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by:

Reich & Tang Asset Management, LLC

New York, New York

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class B, C)
8/31/05	2.26%

Total Aggregate Return for the Period Ended August 31, 2005
	One Year: 9/1/04 — 8/31/05	Five Year: 9/1/00 — 8/31/05*	Inception: 1/4/99 — 8/31/05*
Class B
With Sales Charge	-3.72%	0.76%	1.76%
Without Sales Charge	1.28%	1.14%	1.76%
Class C
With Sales Charge	0.28%	1.14%	1.77%
Without Sales Charge	1.28%	1.14%	1.77%

PORTFOLIO ADVISOR COMMENTARY

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2005.

In little more than one year the Federal Open Market Committee (“FOMC”) has predictably raised their target rate from 1.25% to 3.50% in telegraphed installments of 25 basis points (.25%) at each FOMC meeting that has convened this fiscal year.  The FOMC has continued to rely on its game plan of maintaining our economy’s currently “contained inflationary pressures” through “policy accommodation that can be removed at a pace that is likely to be measured.”  The FOMC’s consistency over the last year has caused some market uncertainty regarding the short-term yield curve and the moment when the FOMC will determine that it has acted sufficiently to support our economy’s current growth rate.

Unfortunately, the disaster that has occurred in the Gulf Coast states, via Hurricane Katrina, has added a recent wrinkle that will likely add a thick layer of uncertainty to the future of short-term interest rates.  Initial reactionary comments have called for a temporary halt to any Federal Funds tightening, however many individuals have concluded that there remains sufficient slack in our economy to absorb the cost increases due to the disaster, such as the recent spike in crude oil and gasoline prices.  In fact, some have predicted 2006 Gross Domestic Product (“GDP”) will gain support from the rebuilding of New Orleans and the surrounding infrastructure.  We believe that such competing viewpoints have kept longer-term rates in check, a further flattening of our short-term yield curve, and an overabundance of cash in the short end of the yield curve.

Therefore, it is still our belief that interest rates in the longer end have fallen well below their true value and that they do not reflect the true short-term yield curve.  We will continue to be cautious with our interest rate predictions and the duration of our purchases in order to try to take the greatest advantage of potential future improvements in short-term interest rates.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

¹       The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*      Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2005

Shares		Value	Shares		Value
	Common Stocks - 98.73%			Hotels Restaurants & Leisure - 2.83%
	Automotive - 1.53%		16,900	Carnival Corp.	$ 833,846
14,600	Harley-Davidson, Inc. +	$ 719,196	15,300	McDonald's Corp.	496,485
					1,330,331
	Aerospace & Defense - 2.12%
26,200	Honeywell International Inc.	1,002,936		Industrial Conglomerates - 1.43%
			6,200	Textron Inc.	442,060
	Banks - 5.60%		8,300	Tyco International Ltd. +	230,989
39,100	Bank of America Corp.	1,682,473			673,049
16,000	Wells Fargo & Co.	953,920
		2,636,393		Insurance - 10.87%
			16,100	Ambac Financial Group, Inc.	1,104,138
	Capital Markets - 7.33%		23,400	American International Group, Inc.	1,385,280
41,500	JP Morgan Chase & Co.	1,406,435	24,800	Marsh & McLennan Cos., Inc.	695,640
19,500	Merrill Lynch & Co., Inc.	1,114,620	20,100	The Hartford Financial Services	1,468,305
18,300	Morgan Stanley	930,921		Group, Inc.
		3,451,976	6,700	XL Capital, Ltd., Class A +	465,650
					5,119,013
	Commercial Services - 1.69%
18,500	ChoicePoint Inc. *	794,205		Leisure Products - 2.18%
			63,300	News Corp., Class A	1,026,093
	Communications Equipment - 2.42%
37,600	Cisco Systems, Inc. *	662,512		Machinery/Instruments - 5.56%
30,400	Nokia Oyj, ADR +	479,408	19,800	Parker Hannifin Corp.	1,275,912
		1,141,920	21,000	Eaton Corp.	1,342,320
					2,618,232
	Consumer Finance - 2.07%
8,700	American Express Co.	480,588		Media - 0.99%
6,000	Capital One Financial Corp. +	493,440	13,700	Viacom Inc.	465,663
		974,028
				Metals & Mining - 3.76%
	Diversified Consumer Services - 1.95%		41,800	Inco, Ltd. +	1,769,394
11,500	Career Education Corp. *	450,800
17,400	H&R Block, Inc.	468,930		Oil & Gas - 16.60%
		919,730	39,100	ChevronTexaco Corp.	2,400,740
			42,900	ConocoPhillips	2,828,826
	Diversified Financials - 4.67%		21,600	ExxonMobil Corp.	1,293,840
50,200	Citigroup, Inc.	2,197,254	32,500	XTO Energy, Inc.	1,293,500
					7,816,906
	Energy Equipment - 1.02%
7,200	Nabors Industries, Ltd. * +	482,400		Personal Products - 1.38%
			19,800	Avon Products, Inc. +	649,836
	Food & Drug Retailing - 0.97%
10,200	Wal-Mart Stores, Inc.	458,592		Pharmaceuticals - 8.23%
			62,900	Pfizer, Inc.	1,602,063
	Health Care Providers - 1.84%		36,500	Sanofi - Synthelabo SA, ADR	1,560,740
11,700	WellPoint, Inc. *	868,725	15,600	Wyeth	714,324
					3,877,127

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2005

Shares		Value
	Semiconductor Equipment/
	Products - 3.57%
113,900	Taiwan Semiconductor Mfg., Ltd.	$ 937,397
22,700	Texas Instruments Inc.	741,836
		1,679,233

	Software - 1.21%
35,700	Cadence Design Systems, Inc. * +	571,557

	Specialty Retail - 3.14%
11,850	Best Buy, Inc. +	564,771
11,700	Home Depot, Inc.	471,744
21,100	The TJX Companies, Inc.	441,201
		1,477,716

	Telecommunications - 1.90%
14,400	Alltel Corp.	892,656

	Thrifts & Mortgage Finance - 1.87%
26,000	Countrywide Financial Corp. +	878,540

	Total Common Stocks (Cost $41,690,193)	46,492,701

	Short-Term Investments - 0.61%
285,738	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 3.19%, 9/1/05
	(Cost $285,738)	285,738

	Collateral Received for Securities
	Loaned - 10.82%
5,097,349	Bank of New York Institutional Cash
	Reserve Fund, to yield 3.55%, 9/1/05
	(Cost $5,097,349)	5,097,349

TOTAL INVESTMENTS
(Cost $47,073,280)	110.16%	$ 51,875,788

Liabilities in excess of other assets	(10.16%)	(4,784,659)

TOTAL NET ASSETS	100.00%	$ 47,091,129

Percentages indicated are based upon total net assets of $47,091,129

* Non-income producing securities.
+ All or a portion of the security is on loan.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2005

Shares		Value	Shares		Value
	Common Stocks - 99.87%			Retailing - 10.20%
	Advertising - 3.03%		26,287	Best Buy Co., Inc. +	$ 1,252,839
14,200	Getty Images, Inc. * +	$ 1,215,378	47,950	Chico's FAS, Inc. *	1,664,344
			29,150	eBay, Inc. *	1,180,283
	Biotechnology - 5.58%				4,097,466
23,875	Genentech, Inc. *	2,242,818
				Software & Services - 3.37%
	Consumer Durables		40,550	Yahoo!, Inc. *	1,351,937
	& Apparel - 7.14%
48,875	Coach, Inc. *	1,622,161		Tech Hardware & Equipment - 13.82%
25,950	Toll Brothers, Inc. * +	1,246,898	69,075	Corning, Inc. *	1,378,737
		2,869,059	84,000	Motorola, Inc.	1,837,920
			25,075	Qualcomm, Inc.	995,728
	Diversified Financials - 15.58%		28,500	Apple Computer, Inc. *	1,337,505
19,900	Franklin Resources, Inc. +	1,600,756			5,549,890
15,250	Lehman Brothers Holdings, Inc.	1,611,315
13,525	Legg Mason, Inc.	1,413,768		Web Portals - 4.81%
33,175	Moody's Corp.	1,629,224	6,750	Google, Inc., Class A *	1,930,500
		6,255,063
				Total Common Stocks (Cost $34,513,492)	40,102,720
	Energy - 4.45%
44,950	XTO Energy, Inc.	1,789,010		Short-Term Investments - 0.43%
			174,398	Milestone Treasury Obligation Portfolio,
	Finance - 3.89%			Institutional Class,
5,625	Chicago Mercantile Exchange	1,561,500		to yield 3.19%, 9/1/05
				(Cost $174,398)	174,398
	Food & Staples Retailing - 4.16%
12,925	Whole Foods Market, Inc. +	1,670,686		Collateral Received for Securities
				Loaned - 13.65%
	Health Care Equipment &		5,481,334	Bank of New York Institutional Cash
	Services - 18.32%			Reserve Fund, to yield 3.55%, 9/1/05
17,975	Aetna, Inc.	1,432,068		(Cost $5,481,334)	5,481,334
32,400	Caremark Rx, Inc. *	1,514,052
36,800	St. Jude Medical, Inc. *	1,689,120	TOTAL INVESTMENTS
21,825	Stryker Corp. +	1,190,554	(Cost $40,169,224)	113.95%	$ 45,758,452
20,600	WellPoint, Inc. *	1,529,550
		7,355,344	Liabilities in excess of other assets	(13.95%)	(5,600,363)

	Pharmaceuticals		TOTAL NET ASSETS	100.00%	$ 40,158,089
	& Biotechnology - 3.44%
17,275	Amgen, Inc. *	1,380,273	Percentages indicated are based upon total net assets of $40,158,089

	Real Estate - 2.08%		* Non-income producing securities.
17,100	CB Richard Ellis Group, Inc. *	833,796	+ All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO
August 31, 2005

Shares		Value	Shares		Value
	Common Stocks - 98.69%			Financial Services - 3.30%
	Auto Parts - Original		19,800	Fiserv, Inc. * +	$ 888,426
	Equipment - 2.07%		5,900	Westcorp, Inc.	364,325
13,400	BorgWarner, Inc.	$ 783,364			1,252,751

	Banks - 3.70%			Forest Products - 2.06%
15,900	Marshall & Ilsley Corp.	695,943	30,900	Louisiana-Pacific Corp.	781,461
10,100	Zions Bancorporation	705,586
		1,401,529		Hotels & Motels - 1.72%
			10,300	Marriott International, Inc.	651,063
	Chemicals - 4.88%
11,700	Georgia Gulf Corp.	326,430		Human Resources - 1.92%
19,500	NOVA Chemicals Corp. +	625,950	65,700	MPS Group, Inc. *	726,642
9,000	PPG Industries, Inc.	566,820
12,100	Westlake Chemical Corp.	332,750		Insurance Multi-Line - 5.70%
		1,851,950	12,200	Delphi Financial Group, Inc.	574,620
			18,000	Lincoln National Corp. +	892,620
	Coal & Copper - 6.98%		16,900	Protective Life Corp.	693,407
14,900	Arch Coal, Inc.	956,580			2,160,647
16,100	Peabody Energy Corp.	1,153,887
5,000	Phelps Dodge Corp. +	537,650		Management Resources - 1.09%
		2,648,117	10,100	Fair Isaac Corp.	412,787
	Computer Services, Software &
	Systems - 9.53%			Manufacturing - 10.01%
14,700	Affiliated Computer Services, Inc.,		20,000	Briggs & Stratton Corp.	738,000
	Class A * +	763,665	8,600	Ingersoll-Rand Co., Class A	684,732
25,000	Citrix Systems, Inc. * +	595,000	23,050	Joy Global, Inc.	1,101,790
10,000	Diebold, Inc.	480,000	11,400	Roper Industries, Inc.	439,128
4,800	Mercury Interactive Corp. * +	176,016	16,000	Rockwell Automation, Inc.	832,640
30,000	RSA Security, Inc. +	394,200			3,796,290
30,798	Symantec Corp. * +	646,142
15,000	Zebra Technologies Corp. * +	560,400		Medical Services/Products - 1.83%
		3,615,423	13,300	Covance Inc. *	695,590

	Construction/Building - 2.78%			Multi-Sector Companies - 0.98%
34,000	Chicago Bridge & Iron Co.	1,054,680	3,600	ESCO Technologies, Inc. *	373,248

	Drugs & Pharmaceuticals - 8.97%			Oil & Gas - 4.08%
13,200	Charles River Laboratories *	670,824	13,600	Cimarex Energy Co. *	581,264
10,000	Forest Laboratories, Inc. *	444,000	11,700	Encore Acquisition Co. * +	394,641
96,700	Impax Laboratories, Inc. * +	1,069,502	8,000	Noble Corp. +	570,400
33,700	Nabi Biopharmaceuticals * +	453,939			1,546,305
16,700	Neurocrine Biosciences, Inc. * +	764,860
		3,403,125

	Electronic Equipment &
	Components - 1.98%
11,300	Cooper Industries, Ltd.	750,772

	Electronics - Semiconductors/
	Components - 3.66%
58,500	Flextronics International Ltd. * +	764,010
42,700	OmniVision Technologies, Inc. * +	625,982
		1,389,992

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO (Continued)
August 31, 2005

Shares		Value	Shares		Value

	Radio & TV Broadcasters - 1.58%			Short-Term Investments - 1.35%
29,500	Westwood One, Inc.	$ 599,735	512,376	Milestone Treasury Obligation Portfolio,
				Institutional Class,
	Real Estate Investment Trusts			to yield 3.19%, 9/1/05
	(REITs) - 1.72%			(Cost $512,376)	$ 512,376
15,700	iStar Financial Inc.	651,079
				Collateral Received for Securities
	Restaurants - 2.63%			Loaned - 26.93%
10,300	CEC Entertainment, Inc. *	353,187	10,213,317	Bank of New York Institutional Cash
29,100	Ruby Tuesday, Inc.	643,110		Reserve Fund, to yield 3.55%, 9/1/05
		996,297		(Cost $10,213,317)	10,213,317

	Retail - 6.29%		TOTAL INVESTMENTS
29,500	AnnTaylor Stores Corp.* +	755,200	(Cost $43,307,272)	126.97%	$ 48,157,732
35,000	Pier 1 Imports, Inc. +	435,750
15,200	Pacific Sunwear of California, Inc. *	362,976	Liabilities in excess other assets	(26.97%)	(10,228,856)
38,400	Saks Inc. * +	833,664
		2,387,590	TOTAL NET ASSETS	100.00%	$ 37,928,876

	Security Services - 2.99%		Percentage indicated are based on net assets of $37,928,876
25,200	Check Point Software Technologies Ltd. *	568,512
13,200	ChoicePoint, Inc. *	566,676	* Non-income producing securities.
		1,135,188	+ All or a portion of the security is on loan.

	Telecommunications Equipment - 1.21%
45,100	Avaya, Inc. * +	460,020

	Trucking - 0.95%
18,000	Heartland Express, Inc.	358,560

	Utilities - Electrical - 2.18%
58,200	Centerpoint Energy, Inc. +	827,022

	Waste Management - 1.90%
12,400	Stericycle, Inc. * +	720,812

	Total Common Stocks (Cost $32,581,579)	37,432,039

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2005

Shares		Value	Shares		Value
	Common Stocks - 98.39%			Medical Products - 8.49%
	Automotive Equipment &		12,500	CONMED, Inc. * +	$ 365,750
	Manufacturing - 3.11%		13,300	Owens & Minor, Inc.	381,178
10,000	BorgWarner, Inc.	$ 584,600	13,500	PolyMedica Corp.	482,625
			12,900	West Pharmaceutical Services, Inc . +	365,715
	Chemicals - 3.18%				1,595,268
31,500	RPM, Inc. +	596,925
				Oil & Gas - 15.02%
	Collectibles - 2.69%		5,000	Cimarex Energy Co. *	213,700
13,000	RC2, Corp. * +	505,050	18,300	Maverick Tube Corp. *	582,855
			12,700	Newfield Exploration Co. *	599,694
	Construction - 4.05%		27,000	Piedmont Natural Gas. Co., Inc. +	663,120
6,200	Granite Construction, Inc. +	231,136	17,000	Spinnaker Exploration Co. * +	764,490
7,700	Lafarge North America, Inc. +	530,915			2,823,859
		762,051
				Restaurants - 5.50%
	Containers & Packaging - 3.70%		13,200	Applebee's International, Inc. +	291,852
14,000	AptarGroup, Inc.	696,220	10,000	CBRL Group, Inc. +	361,600
			13,000	Landry's Seafood Restaurants, Inc. +	379,990
	Electrical Products - 3.06%				1,033,442
26,800	Belden CDT, Inc.	574,860
				Retail - 6.40%
	Electronic Components - 4.00%		15,800	BJ's Wholesale Club, Inc. * +	451,090
13,000	Bel Fuse, Inc., Class B	418,210	16,200	Claires Stores, Inc.	380,376
22,800	Technitrol, Inc.	334,476	5,500	Supervalu, Inc.	191,400
		752,686	9,700	West Marine, Inc. * +	180,614
					1,203,480
	Energy & Utilities - 2.95%
7,100	Questar Corp.	553,942		Semiconductor - 2.43%
			9,500	International Rectifier Corp. * +	456,950
	Food Processing - 1.07%
6,500	Performance Food Group Co. * +	201,305		Transportation - 7.34%
			19,500	Arkansas Best Corp. +	656,565
	Household Products - 9.99%		10,800	Yellow Roadway Corp. * +	505,980
22,000	Church & Dwight Co., Inc. +	839,520	11,300	OMI Corp. +	216,169
16,000	Libbey, Inc.	281,760			1,378,714
34,700	Prestige Brands Holdings, Inc. * +	446,589
14,100	Tupperware Corp.	309,072		Total Common Stocks (Cost $12,424,221)	18,492,508
		1,876,941

	Insurance - 5.38%
13,500	Protective Life Corp.	553,905
19,000	Scottish Re Group Ltd. +	457,140
		1,011,045

	Manufacturing - 10.03%
17,500	Albany International Corp., Class A	630,350
7,000	Clarcor, Inc.	198,100
17,000	Smith (A.O.) Corp. +	478,380
8,400	Teleflex, Inc.	578,340
		1,885,170

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2005

Shares		Value

	Short-Term Investments - 0.63%
118,401	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 3.19%, 9/1/05
	(Cost $118,401)	$ 118,401

	Collateral Received for Securities
	Loaned - 27.03%
5,079,892	Bank of New York Institutional Cash
	Reserve Fund, to yield 3.55%, 9/1/05
	(Cost $5,079,892)	5,079,892

TOTAL INVESTMENTS
(Cost $17,622,514)	126.05%	$ 23,690,801

Liabilities in excess of other assets	(26.05%)	(4,896,056)

TOTAL NET ASSETS	100.00%	$ 18,794,745

Percentages indicated are based upon total net assets of $18,794,745

* Non-income producing securities.
+ All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2005

Shares		Value	Shares			Value
	Common Stocks - 99.64%			GERMANY - 9.27%
	AUSTRIA - 4.63%			Banking & Finance - 3.37%
	Construction Materials - 1.85%		4,300	Deutsche Bank AG		$ 374,057
25,000	Wienerberger AG, ADR	$ 205,137
				Diversified Manufacturing - 2.90%
	Steel - 2.78%		4,200	Siemens AG, ADR		321,300
6,013	Bóhler-Uddeholm AG, ADR	308,534
				Electricity - 3.00%
	TOTAL AUSTRIA	513,671	5,000	RWE AG, ADR		333,043

	BRAZIL - 2.99%			TOTAL GERMANY		1,028,400
	Oil & Gas - 2.99%
5,300	Petroleo Brasileiro SA, ADR	331,568		ITALY - 2.54%
				Oil - 2.54%
	CANADA - 3.14%		1,900	Eni S.p.A., ADR		281,675
	Auto Parts - 0.93%
1,400	Magna International, Inc.	102,844		JAPAN - 14.79%
				Automobiles - 2.29%
	Transportation - 2.21%		3,100	Toyota Motor Corp., ADR		254,138
3,700	Canadian National Railway Co., ADR	245,236
				Banking & Finance - 7.64%
	TOTAL CANADA	348,080	68,700	Bank of East Asia, Ltd., ADR		200,652
			14,000	Nomura Holdings, Inc., ADR		192,640
	FINLAND - 2.43%		18,500	Shinsei Bank, Ltd., ADR		226,725
	Wireless Equipment - 2.43%		2,500	Shizuoka Bank, Ltd., ADR		226,751
17,100	Nokia Oyj, ADR	269,667				846,768

	FRANCE - 17.31%			Photo/Office Equipment - 1.74%
	Beverages - 2.30%		3,800	Canon, Inc., ADR		192,470
5,900	Pernod Ricard, ADR	255,233
				Telecommunications - 3.12%
	Commercial Banking - 3.30%		21,400	NTT DoCoMo, Inc., ADR		345,824
10,100	BNP Paribas SA, ADR	366,122
				TOTAL JAPAN		1,639,200
	Computer Software - 2.52%
5,700	Dassault Systemes SA, ADR	279,585		LIBERIA - 3.08%
				Leisure Activities - 3.08%
	Insurance - 3.01%		8,000	Royal Caribbean Cruises, Ltd., ADR		341,760
12,500	AXA, ADR	333,750
				LUXEMBOURG - 2.04%
	Multimedia - 2.02%			Steel - 2.04%
7,100	Vivendi Universal SA, ADR*	224,005	10,400	Arcelor SA, ADR		226,390

	Oil & Gas - 4.16%			MEXICO - 3.87%
3,500	TotalFinaElf SA, ADR	461,440		Cement - 3.87%
			9,000	Cemex SA de CV, ADR		429,030
	TOTAL FRANCE	1,920,135

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2005

Shares		Value	Shares			Value
	NETHERLANDS - 6.03%			Short-Term Investments - 1.59%
	Banking - 2.97%		174,877	Milestone Treasury Obligation Portfolio,
11,600	Fortis, ADR	$ 329,834		Institutional Class,
				to yield 3.19%, 9/1/05
	Insurance - 3.06%			(Cost $174,877)		$ 174,877
24,000	Aegon N.V., ADR	339,120
			TOTAL INVESTMENTS
	TOTAL NETHERLANDS	668,954	(Cost $10,001,396)		101.23%	$ 11,226,081

	SWEDEN - 5.40%		Liabilities in excess of other assets		(1.23%)	(136,380)
	Metal Processing - 5.40%
5,600	AB Sandvik, ADR	246,670	TOTAL NET ASSETS		100.00%	$ 11,089,701
29,000	AB SFK, ADR	352,286
		598,956	Percentages indicated are based upon total net assets of $11,089,701

	SWITZERLAND - 6.81%		* Non-income producing securities.
	Financial Services - 2.72%		ADR - American Depositary Receipt
4,700	Swiss Re, ADR	301,768

	Food & Food Services - 1.89%
3,000	Nestle SA, ADR	209,782

	Pharmaceuticals - 2.20%
5,000	Novartis AG, ADR	243,750

	TOTAL SWITZERLAND	755,300

	UNITED KINGDOM - 15.31%
	Beverages - 3.95%
7,600	Diageo PLC, ADR	438,596

	Food & Food Services - 4.48%
28,200	Tesco PLC, ADR	496,416

	Metals - 1.81%
1,400	Rio Tinto PLC, ADR	200,410

	Pharmaceuticals - 3.20%
7,700	AstraZeneca PLC, ADR	355,124

	Oil & Gas - 1.87%
3,200	Royal Dutch Shell PLC, ADR	207,872

	TOTAL UNITED KINGDOM	1,698,418

	Total Common Stocks (Cost $9,826,519)	11,051,204

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2005

Shares		Value	Shares			Value
	Common Stocks - 91.77%			Short-Term Investments - 0.12%
	Biotechnology - 15.18%		55,584	Milestone Treasury Obligation Portfolio,
27,400	Amgen, Inc. *	$ 2,189,260		Institutional Class,
96,021	Cell Genesys, Inc. * +	570,365		to yield 3.19%, 9/1/05
11,500	Genentech, Inc. *	1,080,310		(Cost $55,584)		$ 55,584
22,900	Gilead Sciences, Inc. *	984,700
77,000	MedImmune, Inc. * +	2,304,610		Collateral Received for Securities
107,004	Migenix, Inc. ++	31,657		Loaned - 17.58%
		7,160,902	8,293,009	Bank of New York Institutional Cash
				Reserve Fund, to yield 3.55%, 9/1/05
	Healthcare - Equipment			(Cost $8,293,009)		8,293,009
	& Supplies - 34.55%
71,500	Affymetrix, Inc. * +	3,538,535		TOTAL INVESTMENTS
101,200	Applera Corp.	2,175,800		(Cost $50,849,940)	109.47%	$ 51,631,906
50,800	Caliper Life Sciences, Inc. *	333,248
33,500	Invitrogen Corp. * +	2,838,455		Liabilities in excess of other assets	(9.47%)	(4,470,785)
51,000	Medtronic, Inc.	2,907,000
44,000	Techne Corp. * +	2,506,680		TOTAL NET ASSETS	100.00%	$ 47,161,121
43,900	Waters Corp. * +	1,996,133
		16,295,851	Percentages indicated are based on net assets of $47,161,121

	Healthcare - Providers			* Non-income producing securities.
	& Service - 12.85%			+ All or a portion of the security is on loan.
27,300	Express Scripts, Inc., Class A *	1,579,578	++ Restricted security. Such securities account for 0.07% of the
27,500	Cerner Corp. * +	2,165,900		Portfolio's net assets at August 31, 2005.
31,000	AmerisourceBergen Corp.	2,314,770
		6,060,248		ADR - American Depositary Receipt

	Pharmaceuticals - 29.19%
9,700	Abbott Laboratories	437,761
44,000	Bristol - Myers Squibb Co.	1,076,680
17,000	Cephalon, Inc. * +	688,840
51,156	Corcept Therapeutics, Inc. * +	283,915
30,000	Eli Lilly & Co.	1,650,600
74,000	EPIX Pharmaceuticals, Inc. * +	631,220
30,000	Johnson & Johnson	1,901,700
39,000	Medicis Pharmaceutical Corp., Class A +	1,326,390
24,800	Mylan Laboratories Inc. +	456,072
80,200	Pfizer, Inc.	2,042,694
10,000	Pharmion Corp. * +	248,500
38,000	QLT, Inc. * +	331,740
16,000	Rigel Pharmaceuticals, Inc. *	322,080
73,000	Teva Pharmaceutical Industries, Ltd. +	2,368,120
		13,766,312

	Total Common Stocks (Cost $42,501,347)	43,283,313

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2005

Shares		Value	Shares		Value
	Common Stocks - 97.06%			Semiconductors - 3.09%
	Consumer Discretionary - 4.39%		16,100	Microsemi Corp. * +	$ 387,849
59,500	Sirius Satellite Radio Inc. * +	$ 409,360	15,300	SiRF Technology Holdings, Inc. * +	388,620
19,700	XM Satellite Radio Holdings Inc. * +	694,425			776,469
		1,103,785
				Telecommunication Services - 15.29%
	E-Commerce - 1.55%		36,000	Comverse Technology, Inc. *	928,080
9,600	eBay, Inc. *	388,704	14,300	Corning, Inc. *	285,428
			21,000	Harris Corp.	810,810
	Information Technology - 72.74%		35,700	Juniper Networks, Inc. *	811,818
16,200	Adobe Systems, Inc. +	438,048	13,619	NeuStar, Inc., Class A *	374,659
9,600	Apple Computer, Inc.	450,528	14,500	Sprint FON Group	375,985
46,900	Applied Materials, Inc.	858,739	13,100	Tekelec, Inc. *	258,201
42,600	ASM Lithography Holding N.V.	719,940			3,844,981
	(New York Registered Shares) * +
19,900	Autodesk, Inc. +	859,680		Total Common Stocks (Cost $16,561,500)	24,410,410
16,500	Blue Coat Systems, Inc. * +	650,760
25,000	Broadcom Corp., Class A *	1,087,500		Short-Term Investments - 3.55%
38,700	Cisco Systems, Inc. *	681,894	892,353	Milestone Treasury Obligation Portfolio,
12,600	Dell Inc. *	448,560		Institutional Class,
50,500	EMC Corp. *	649,430		to yield 3.19%, 9/1/05
3,350	Google, Inc. *	958,100		(Cost $892,353)	892,353
9,300	Hewlett-Packard Co.	258,168
34,300	Intel Corp.	882,196		Collateral Received for Securities
18,400	Marvell Technology Group Ltd. * +	868,296		Loaned - 22.59%
10,100	MICROS Systems, Inc. * +	450,359	5,682,446	Bank of New York Institutional Cash
26,100	Microsoft Corp.	715,140		Reserve Fund, to yield 3.55%, 9/1/05
47,200	Motorola, Inc.	1,032,736		(Cost $5,682,446)	5,682,446
8,400	NAVTEQ Corp. * +	390,936
31,200	Nokia oyj - ADR	492,024	TOTAL INVESTMENTS
29,600	Openwave Systems Inc. * +	509,416	(Cost $23,136,299)	123.20%	$ 30,985,209
52,000	Oracle Corp. *	674,440
22,400	QUALCOMM, Inc.	889,504	Liabilities in excess of other assets	(23.20%)	(5,832,383)
9,500	SanDisk Corp. * +	368,885
13,500	Tessera Technologies, Inc. * +	447,930	TOTAL NET ASSETS	100.00%	$ 25,152,826
15,100	Texas Instruments, Inc.	493,468
13,700	Trident Microsystems, Inc. *	481,144	Percentages indicated are based on net assets of $25,152,826
15,300	UNOVA, Inc. * +	443,853
9,500	Ventana Medical Systems, Inc. * +	384,655	* Non-income producing securities.
21,300	Yahoo!, Inc. *	710,142	+ All or a portion of the security is on loan.
		18,296,471
			ADR - American Depositary Receipt

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2005

Shares		Value	Shares			Value
	Common Stocks - 96.58%			Oil - Integrated Domestic - 12.85%
	Chemicals - 12.88%		12,000	Chesapeake Energy Corp.		$ 379,320
3,000	Air Products and Chemicals, Inc.	$ 166,200	5,600	ChevronTexaco Corp.		343,840
4,600	Georgia Gulf Corp.	128,340	5,000	Occidental Petroleum Corp.		415,150
7,200	Nova Chemicals Corp.	231,120				1,138,310
5,000	Praxair, Inc.	241,500
5,200	Rogers Corp. *	203,164
6,200	Westlake Chemical Corp.	170,500		Total Common Stocks (Cost $5,344,401)		8,555,518
		1,140,824
			Short-Term Investments - 0.75%
	Coal - 14.83%		66,635	Milestone Treasury Obligation Portfolio,
6,000	Arch Coal, Inc.	385,200		Institutional Class,
13,600	Foundation Coal Holdings, Inc.	484,840		to yield 3.19%, 9/1/05
6,200	Peabody Energy Corp.	444,354		(Cost $66,635)		66,635
		1,314,394
			TOTAL INVESTMENTS
	Energy - Alternative - 1.35%		(Cost $5,411,036)		97.33%	$ 8,622,153
8,000	Syntroleum Corp. *	119,360
			Assets in excess of other liabilities		2.67%	236,158
	Forestry - 3.63%
12,700	Louisiana-Pacific Corp.	321,183	TOTAL NET ASSETS		100.00%	$ 8,858,311

	General Contractors - 4.20%		Percentages indicated are based on net assets of $8,858,311
12,000	Chicago Bridge & Iron Co.	372,240
			* Non-income producing securities.
	Machinery - Construction & Mining - 3.01%
5,900	Bucyrus International, Inc., Class A	266,208

	Metals & Mining - 11.60%
12,500	Joy Global Inc.	597,500
4,000	Phelps Dodge Corp.	430,120
		1,027,620

	Oil - Crude Producers - 13.67%
3,800	Apache Corp.	272,156
6,000	Burlington Resources, Inc.	442,740
6,300	Encore Acquisition Co. *	212,499
6,000	Newfield Exploration Co. *	283,320
		1,210,715

	Oil - Drilling Services - 14.67%
4,000	ENSCO International, Inc.	163,440
4,500	GlobalSantaFe Corp.	210,960
3,200	Noble Corp.	228,160
8,000	Pride International, Inc. *	202,400
6,000	Rowan Cos., Inc.	223,200
4,600	Transocean Inc. *	271,584
		1,299,744

	Oil - Equipment & Services - 3.89%
4,000	Schlumberger Ltd.	344,920

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2005

Shares		Value	Shares			Value
	Common Stocks - 100.97%			Real Estate - 5.90%
	Banks - 24.42%		4,050	CB Richard Ellis Group, Inc. *		$ 197,478
1,975	Comerica, Inc.	$ 119,467
2,050	Commerce Bancorp, Inc.	69,126		Total Common Stocks (Cost $3,077,570)		3,381,732
4,950	Countrywide Financial Corp.	167,260
2,350	Golden West Financial Corp.	143,326		Short-Term Investments - 0.33%
975	M&T Bank Corp.	103,954	10,572	Milestone Treasury Obligation Portfolio,
3,600	Wells Fargo & Co.	214,632		Institutional Class,
		817,765		to yield 3.19%, 8/31/05
				(Cost $10,572)		10,572
	Diversified Financials - 36.23%
2,725	Ameritrade Holding Corp. *	54,227	TOTAL INVESTMENTS
1,650	Bear Stearns Co., Inc.	165,825	(Cost $3,088,142)		101.30%	$ 3,392,304
1,325	Capital One Financial Corp.	108,968
175	Chicago Mercantile Exchange Hldg., Inc.	48,580	Liabilities in excess of other assets		(1.30%)	(43,079)
2,075	Franklin Resources, Inc.	166,913
1,500	Goldman Sachs Group, Inc.	166,770	TOTAL NET ASSETS		100.00%	$ 3,349,225
1,600	Legg Mason, Inc.	167,248
1,625	Lehman Brothers Holdings, Inc.	171,697	Percentages indicated are based on net assets of $3,349,225
3,325	Moody's Corp.	163,291
		1,213,519	* Non-income producing securities.

	Health Care Equipment & Services - 3.21%
1,450	WellPoint, Inc. *	107,663

	Insurance - 31.21%
2,775	Aflac, Inc.	119,936
2,650	Allstate Corp.	148,957
5,350	American International Group, Inc.	316,720
1,825	Endurance Specialty Holdings, Ltd.	66,978
1,575	Everest Re Group, Ltd.	145,829
1,375	Hartford Financial Services Group, Inc.	100,445
2,275	Prudential Financial, Inc.	146,442
		1,045,307

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2005

Principal		Value	Principal		Value
	U.S. Government			Financial Services - 9.99%
	and Agencies - 51.63%		350,000	Caterpillar Financial Services,
	Federal National Mortgage			3.67%, 10/4/07	$ 344,233
	Association - 27.91%		100,000	Caterpillar Financial Services,
1,500,000	3.00%, 8/15/07 +	$ 1,471,031		5.125%, 10/15/07	100,262
900,000	2.65%, 6/30/08	865,770	100,000	Hartford Financial Services Group,
2,000,000	4.125%, 4/15/14 +	1,973,700		4.7%, 9/1/07	100,450
		4,310,501		Household Finance Corp.:
			25,000	6.5%, 4/15/07	25,442
	U.S. Treasury Notes - 7.61%		85,000	5.85%, 5/15/07	86,241
900,000	3.00%, 2/15/09 +	875,461	50,000	6.00%, 10/15/07	51,059
300,000	4.00%, 2/15/14 +	299,871	50,000	8.00%, 11/15/07	53,180
		1,175,332	800,000	J.P. Morgan Chase & Co.,
				3.80%, 10/2/09	782,845
	U.S. Treasury Inflation				1,543,712
	Protection Securities - 16.11%
2,435,654	1.875%, 7/15/13	2,489,029		Food - 1.37%
			208,000	Sysco Corp., 7.00%, 5/1/06	211,332
	Total U.S. Government
	and Agencies (Cost $7,804,667)	7,974,862		Oil/Gas - 6.02%
			100,000	Laclede Gas Co., 7.50%, 11/1/07	105,919
	Corporate Notes and Bonds - 42.98%		200,000	Praxair Inc., 6.90%, 11/1/06	205,577
	Capital Goods - 3.36%		450,000	Tosco Corp., 7.25%, 1/1/07	464,485
500,000	Eaton Corp., 8.90%, 8/15/06	518,705	150,000	Union Pacific Resources Group,
				7.00%, 10/15/06	153,764
	Chemicals - 3.28%				929,745
500,000	International Flavors & Fragrances,
	Inc., 6.45%, 5/15/06	506,275		Retail - 0.65%
			100,000	CVS Corp.,
	Cosmetics & Toiletries - 1.03%			5.625%, 3/15/06	100,651
150,000	Colgate-Palmolive Co.,
	7.84%, 5/15/07	158,918		Telecommunications - 4.63%
			700,000	GTE Southwest Inc., 6.23%, 1/1/07	715,525
	Diversified Manufacturing - 3.07%
454,000	Allied-Signal, 6.20%, 2/1/08	473,819		Total Corporate Notes and Bonds
				(Cost $6,690,042)	6,637,787
	Electric Utilities - 9.58%
800,000	Eastern Energy Ltd., 6.75%, 12/1/06	823,163
390,000	Florida Power & Light,
	6.875%, 12/1/05	392,641
249,000	Virginia Electric & Power,
	7.625%, 7/1/07	263,301
		1,479,105

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2005

Shares		Value
	Short-Term Investments - 4.68%
723,514	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 3.19%, 9/1/05
	(Cost $723,514)	$ 723,514

	Collateral Received for Securities
	Loaned - 21.14%
3,265,541	Bank of New York Institutional Cash
	Reserve Fund, to yield 3.55%, 9/1/05
	(Cost $3,265,541)	3,265,541

TOTAL INVESTMENTS
(Cost $18,483,764)	120.43%	$ 18,601,704

Liabilities in excess of other assets	(20.43%)	(3,156,195)

TOTAL NET ASSETS	100.00%	$ 15,445,509

Percentages indicated are based upon total net assets of $15,445,509

+ All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2005

Principal		Value	Principal		Value
	Municipal Bonds - 98.64%			NEBRASKA - 0.71%
	CALIFORNIA - 10.06%			Power/Utility - 0.71%
	Housing - 1.25%		40,000	Omaha Public Power District, Electric
80,000	State Housing Financing Agency			Revenue, Series C, 5.50%, 2/1/14	$ 45,497
	Revenue, Single Family Mortgage
	Purchase Amount, Series A, Class I,			NEW HAMPSHIRE - 4.31%
	5.30%, 8/1/18, FHA	$ 80,547		Health/Hospital - 4.31%
			250,000	State Health & Education Facilities
	Public Facilities - 4.06%			Authority Revenue, Dartmouth-
250,000	State Public Works Board Lease Revenue,			Hitchcock Obligation Group,
	State University Projects, Series A,			5.50%, 8/1/27, FSA	277,232
	5.375%, 10/1/17, AMBAC	261,392
				NEW JERSEY - 4.86%
	Education - 4.75%		300,000	Water/Sewer - 4.86%
250,000	Alvord California Union School District,			New Jersey Economic Development Authority,
	Series A, 5.9%, 2/1/20, MBIA	305,665		Water Facilities, Revenue
	TOTAL CALIFORNIA	647,604		5.35%, 2/1/38, MBIA	313,026

	COLORADO - 6.80%			NEW YORK - 6.94%
	Public Facilities - 6.80%			General Obligation - 1.55%
250,000	Denver, CO City & County Excise Tax		100,000	New York City, GO, Series B,
	Revenue, Convention Center Project,			2.34%, 8/15/18	100,000
	5.50%, 9/1/17, FSA	278,082
150,000	Denver, CO Colorado Convention Center			Public Facilities - 5.39%
	Project, Hotel Authority Revenue,		300,000	New York State Dormitory Authority,
	Series A, 5.00%, 12/1/21, XLCA	159,900		New York University, Revenue, Series A
	TOTAL COLORADO	437,982		5.75%, 7/1/13, AMBAC	346,770
				TOTAL NEW YORK	446,770
	DISTRICT OF COLUMBIA - 3.92%
	Public Facilities - 3.92%			NORTH CAROLINA - 4.04%
250,000	Washington, Convention Center			General Obligation - 4.04%
	Authority, Dedicated Tax Revenue,		250,000	Mecklenburg County, Series B,
	4.75%, 10/1/28, AMBAC	252,418		4.50%, 2/1/18	260,307

	GEORGIA - 2.66%			NORTH DAKOTA - 2.61%
	General Obligation - 2.66%			Housing - 2.61%
150,000	State of Georgia, Series C,		167,000	State Housing Financing Agency Revenue,
	6.50%, 4/1/10	171,114		Series C, 5.50%, 7/1/18	167,943

	ILLINOIS - 2.30%			OREGON - 2.33%
	General Obligation - 2.30%			General Obligation - 2.33%
150,000	Illinois State Sales Tax, Revenue		150,000	Portland Oregon, Special Obligation,
	4.25%, 6/15/26	148,155		Revenue, 2.43%, 6/15/27	150,000

	MARYLAND - 4.89%			PENNSYLVANIA - 4.06%
	Water/Sewer - 4.89%			General Obligation - 4.06%
300,000	State Energy Financing Administration,		250,000	Philadelphia, 4.90%, 9/15/20, FSA	261,328
	Solid Waste Disposal, LO Revenue,				.
	6.30%, 12/1/10	314,880

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2005

Principal		Value	Shares		Value
	SOUTH CAROLINA - 2.96%			Short-Term Investments - 0.82%
	Power/Utility - 2.96%		52,582	Milestone Treasury Obligation Portfolio,
190,000	Piedmont Municipal Power Agency,			Institutional Class,
	Unrefunded Portion			to yield 3.19%, 9/1/05
	Electric, Series A, 5.00%, 1/1/18, FGIC #	$ 190,290		(Cost $52,582)	$ 52,582

	SOUTH DAKOTA - 5.57%		TOTAL INVESTMENTS
	Power/Utility - 5.57%		(Cost $6,152,971)	99.46%	$ 6,402,846
300,000	Heartland Consumers Power District
	Electric, Revenue, 6.00%, 1/1/17, FSA #	358,464	Assets in excess of other liabilities	0.54%	33,409

	TEXAS - 15.06%		TOTAL NET ASSETS	100.00%	$ 6,436,255
	Education - 4.20%
250,000	State University System Revenue,		Percentages indicated are based upon total net assets of $6,436,255
	5.375%, 3/15/17, FSA	270,383
			AMBAC	Insured by AMBAC Indemnity Corporation
	Housing - 3.31%		FGIC	Insured by Financial Guaranty Insurance Corporation
200,000	State Veterans Housing Assistance, GO,		FHA	Federal Housing Administration
	Series B, 5.75%, 12/1/13, FHA	213,122	FSA	Insured by Federal Security Assurance
			GO	General Obligation
	Water/Sewer - 7.55%		LO	Limited Obligation
300,000	Houston, TX Water & Sewer System		MBIA	Insured by Municipal Bond Insurance Association
	Revenue, 5.50%, 12/1/17	334,650	XLCA	Insured by XL Capital Assurance
150,000	State Water Assistance
	Series A, 4.50%, 8/1/22	151,092
		485,742
	TOTAL TEXAS	969,247

	UTAH - 2.58%
	Education - 2.58%
150,000	State Board Regents Revenue,
	5.25%, 12/1/14, AMBAC	166,308

	WASHINGTON - 4.32%
	Education - 4.32%
250,000	Snohomish County School District,
	5.50%, 12/1/19, FGIC	278,133

	WISCONSIN - 7.66%
	Health/Hospital - 4.83%
300,000	State Health & Educational Facilities
	Authority, Revenue, Waukesha
	Memorial Hospital, Series A,
	5.25%, 8/15/19, AMBAC	311,181

	Transportation - 2.83%
175,000	State Transportation Revenue, Series A,
	4.60%, 7/1/18, MBIA	182,385
	TOTAL WISCONSIN	493,566

	Total Municipal Bonds (Cost $6,100,389)	6,350,264

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2005

Principal			Value
	U.S. Government Agencies - 75.92%
	Federal Home Loan Bank,
	Discount Notes - 49.55%
5,000,000	To yield 3.15%, 9/1/05		$ 5,000,000
3,000,000	To yield 3.29%, 9/19/05		2,995,065
1,376,000	To yield 3.56%, 10/25/05		1,368,659
			9,363,724

	Federal National Mortgage
	Association, Discount Notes - 26.37%
3,000,000	To yield 3.28%, 9/15/05		2,996,173
2,000,000	To yield 3.57%, 11/2/05		1,987,710
			4,983,883

	Total U.S. Government Agencies
	(Cost $14,347,607)		14,347,607

	Repurchase Agreement - 24.05%
4,545,000	Bank of America, 3.55%, due 9/1/05 with
	a maturity value of $4,545,448 (Fully
	collateralized by U.S. government
	agencies and obligations)
	(Cost $4,545,000)		4,545,000

TOTAL INVESTMENTS
(Cost $18,892,607)		99.97%	$ 18,892,607

Assets in excess of other liabilities		0.03%	4,616

TOTAL NET ASSETS		100.00%	$ 18,897,223

Percentages indicated are based upon total net assets of $18,897,223

See accompanying notes to financial statements.

This Page Intentionally Left Blank.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2005

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 47,073,280	$ 40,169,224	$ 43,307,272	$ 17,622,514	$ 10,001,396	$ 50,849,940
Investments, at value	$ 51,875,788	$ 45,758,452	$ 48,157,732	$ 23,690,801	$ 11,226,081	$ 51,631,906
Receivable for securities sold	630,330	-	-	325,636	-	3,738,161
Interest and dividends receivable	128,693	5,499	34,485	11,685	44,472	92,125
Receivable for fund shares sold	17,348	19,468	11,788	3,557	5,036	3,351
Receivable for open forward foreign
currency contracts	-	-	-	-	-	231,976
Prepaid expenses and other assets	23,056	18,976	16,529	17,147	14,295	30,202
Total Assets	52,675,215	45,802,395	48,220,534	24,048,826	11,289,884	55,727,721

Liabilities:
Securities lending collateral	5,097,349	5,481,334	10,213,317	5,079,892	-	8,293,009
Payable for securities purchased	290,282	-	-	81,272	159,629	-
Payable for fund shares redeemed	99,618	96,680	2,454	52,785	13,297	29,318
Payable for distribution fees	2,345	4,492	12,714	1,042	699	24,210
Payable to manager	28,275	23,765	25,497	11,175	7,595	48,645
Payable for open forward foreign
currency contracts	-	-	-	-	-	105,253
Accrued expenses and other liabilities	66,217	38,035	37,676	27,915	18,963	66,165
Total Liabilities	5,584,086	5,644,306	10,291,658	5,254,081	200,183	8,566,600

Net Assets	$ 47,091,129	$ 40,158,089	$ 37,928,876	$ 18,794,745	$ 11,089,701	$ 47,161,121

Net Assets:
Par value of shares of beneficial interest	$ 25,961	$ 28,124	$ 29,583	$ 12,086	$ 10,488	$ 33,724
Paid in capital	50,882,922	53,972,122	30,506,577	8,694,062	16,727,999	164,756,148
Undistributed net investment income (loss)	32,054	-	-	-	65,581	-
Accumulated net realized gain
(loss) on investments	(8,652,316)	(19,431,385)	2,542,256	4,020,310	(6,939,052)	(118,536,108)
Net unrealized appreciation
(depreciation) on investments	4,802,508	5,589,228	4,850,460	6,068,287	1,224,685	907,357
Net Assets	$ 47,091,129	$ 40,158,089	$ 37,928,876	$ 18,794,745	$ 11,089,701	$ 47,161,121

Net Asset Value Per Share
Class I
Net Assets	$ 42,197,862	$ 37,560,208	$ 8,621,758	$ 17,563,895	$ 10,364,002	$ 1,524,135
Shares of beneficial interest outstanding	2,311,408	2,618,953	665,241	1,123,894	976,033	105,685
Net asset value/offering price (a)	$ 18.26	$ 14.34	$ 12.96	$ 15.63	$ 10.62	$ 14.42

Class A
Net Assets	$ -	$ -	$ 25,304,985	$ -	$ -	$ 15,159,689
Shares of beneficial interest outstanding	-	-	1,973,996	-	-	1,057,766
Net asset value (a)	$ -	$ -	$ 12.82	$ -	$ -	$ 14.33
Offering price per share	$ -	$ -	$ 13.60	$ -	$ -	$ 15.21
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 2,872,939	$ 423,314	$ 3,075,357	$ 431,739	$ 150,384	$ 23,626,264
Shares of beneficial interest outstanding	167,168	31,584	245,104	29,747	15,047	1,712,639
Net asset value/offering price (b)	$ 17.19	$ 13.40	$ 12.55	$ 14.51	$ 9.99	$ 13.80

Class C
Net Assets	$ 2,020,328	$ 2,174,567	$ 926,776	$ 799,111	$ 575,315	$ 6,851,033
Shares of beneficial interest outstanding	117,558	161,906	73,989	54,925	57,737	496,305
Net asset value/offering price (b)	$ 17.19	$ 13.43	$ 12.53	$ 14.55	$ 9.96	$ 13.80

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

                        See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

August 31, 2005

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 23,136,299	$ 5,411,036	$ 3,088,142	$ 18,483,764	$ 6,152,971	$ 18,892,607
Investments, at value	$ 30,985,209	$ 8,622,153	$ 3,392,304	$ 18,601,704	$ 6,402,846	$ 18,892,607
Cash	-	-	-	-	-	647
Receivable for securities sold	-	199,168	58,474	-	-	-
Interest and dividends receivable	10,473	7,822	5,442	143,942	73,153	448
Receivable for fund shares sold	3,395	40,966	2,311	11,979	-	21,202
Receivable due from manager	-	-	-	-	255	-
Prepaid expenses and other assets	31,706	10,338	10,479	14,618	13,435	21,689
Total Assets	31,030,783	8,880,447	3,469,010	18,772,243	6,489,689	18,936,593

Liabilities:
Securities lending collateral	5,682,446	-	-	3,265,541	-	-
Payable for securities purchased	117,219	-	60,173	-	-	-
Payable for fund shares redeemed	19,426	-	46,914	16,537	39,469	15,592
Payable for distribution fees	18,556	4,626	1,594	961	217	-
Dividends payable	-	-	-	832	825	1,194
Payable to manager	15,809	6,393	732	4,618	-	725
Accrued expenses and other liabilities	24,501	11,117	10,372	38,245	12,923	21,859
Total Liabilities	5,877,957	22,136	119,785	3,326,734	53,434	39,370

Net Assets	$ 25,152,826	$ 8,858,311	$ 3,349,225	$ 15,445,509	$ 6,436,255	$ 18,897,223

Net Assets:
Par value of shares of beneficial interest	$ 34,471	$ 3,312	$ 2,695	$ 15,599	$ 6,184	$ 189,648
Paid in capital	283,197,413	5,764,151	2,786,655	15,239,321	6,174,573	18,708,326
Undistributed net investment income (loss)	-	-	-	-	-	-
Accumulated net realized gain
(loss) on investments	(265,927,968)	(120,230)	255,713	72,649	5,623	(751)
Net unrealized appreciation
(depreciation) on investments	7,848,910	3,211,078	304,162	117,940	249,875	-
Net Assets	$ 25,152,826	$ 8,858,311	$ 3,349,225	$ 15,445,509	$ 6,436,255	$ 18,897,223

Net Asset Value Per Share
Class I
Net Assets	$ 1,439,774	$ 2,015,350	$ 1,022,409	$ 14,169,349	$ 6,038,476	$ 18,052,252
Shares of beneficial interest outstanding	190,697	73,480	80,758	1,431,169	580,285	18,118,735
Net asset value/offering price (a)	$ 7.55	$ 27.43	$ 12.66	$ 9.90	$ 10.41	$ 1.00

Class A
Net Assets	$ 11,790,976	$ 2,816,909	$ 1,072,664	$ -	$ -	$ -
Shares of beneficial interest outstanding	1,575,880	103,716	85,572	-	-	-
Net asset value per share (a)	$ 7.48	$ 27.16	$ 12.54	$ -	$ -	$ -
Offering price per share	$ 7.94	$ 28.82	$ 13.30	$ -	$ -	$ -
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 10,952,544	$ 3,921,660	$ 1,142,661	$ 76,904	$ 68,954	$ 204,525
Shares of beneficial interest outstanding	1,544,638	150,038	94,009	7,764	6,607	204,470
Net asset value/offering price (b)	$ 7.09	$ 26.14	$ 12.15	$ 9.90	$ 10.44	$ 1.00

Class C
Net Assets	$ 969,532	$ 104,394	$ 111,491	$ 1,199,256	$ 328,826	$ 640,446
Shares of beneficial interest outstanding	135,849	3,990	9,179	120,999	31,546	641,631
Net asset value/offering price (b)	$ 7.14	$ 26.16	$ 12.15	$ 9.91	$ 10.42	$ 1.00

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2005

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 15,468	$ 7,711	$ 15,122	$ 3,359	$ 5,218	$ 16,189
Dividend income	988,264	243,927	372,211	254,066	329,613	688,863
Securities lending income	12,500	4,065	12,238	5,977	-	9,831
Less: Foreign withholding taxes	(11,233)	-	-	-	(29,146)	(41,850)
Total Investment Income	1,004,999	255,703	399,571	263,402	305,685	673,033

Operating Expenses:
Management fees	361,823	240,005	273,714	144,292	86,968	645,904
Distribution fees:
Class A Shares	-	-	98,788	-	-	68,109
Class B Shares	29,905	3,676	32,829	4,231	1,326	256,544
Class C Shares	24,484	18,168	9,489	9,028	6,188	78,315
Transfer agent fees	188,203	126,044	125,283	80,757	39,111	205,793
Professional fees	108,833	71,511	75,574	46,685	11,564	93,737
Fund accounting fees	83,282	54,148	54,561	33,248	16,540	79,217
Administration fees	83,282	58,935	59,732	39,190	25,367	86,047
Printing and postage expense	28,810	21,254	21,314	16,806	9,744	41,640
Custodian fees	24,369	14,147	21,254	7,617	5,869	32,177
Registration fees	22,980	35,740	40,490	33,355	32,895	51,685
Trustees' fees	15,717	13,449	12,632	4,873	2,819	18,614
Miscellaneous expenses	1,257	6,150	3,576	3,419	1,713	2,578
Total Operating Expenses	972,945	663,227	829,236	423,501	240,104	1,660,360
Less: Expenses waived and / or
reimbursed	-	-	-	-	-	(70,286)
Net Operating Expenses	972,945	663,227	829,236	423,501	240,104	1,590,074

Net Investment Income (Loss)	32,054	(407,524)	(429,665)	(160,099)	65,581	(917,041)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	5,566,530	1,603,819	6,291,232	4,024,622	1,226,525	11,208,214
Foreign currency transactions	-	-	-	-	-	(100,090)
Net realized gain (loss)	5,566,530	1,603,819	6,291,232	4,024,622	1,226,525	11,108,124

Net change in unrealized appreciation
(depreciation) from Investments	158,822	6,235,237	2,384,798	139,383	945,169	(3,500,670)
Net Realized and Unrealized
Gain (Loss) on Investments	5,725,352	7,839,056	8,676,030	4,164,005	2,171,694	7,607,454

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 5,757,406	$ 7,431,532	$ 8,246,365	$ 4,003,906	$ 2,237,275	$ 6,690,413

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended August 31, 2005

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 9,025	$ 7,192	$ 1,039	$ 676,256	$ 302,431	$ 501,741
Dividend income	205,075	83,200	51,054	-	-	-
Securities lending income	12,626	-	-	8,778	-	-
Less: Foreign withholding taxes	(3,180)	-	(77)	-	-	-
Total Investment Income	223,546	90,392	52,016	685,034	302,431	501,741

Operating Expenses:
Management fees	329,643	98,453	47,124	92,195	37,607	95,934
Distribution fees:
Class A Shares	49,886	9,880	4,541	-	-	-
Class B Shares	118,461	32,556	16,058	962	571	2,345
Class C Shares	10,208	858	1,021	12,463	3,279	6,838
Transfer agent fees	131,115	29,394	15,774	51,999	25,163	73,724
Professional fees	44,816	15,961	8,423	29,927	16,486	36,218
Fund accounting fees	40,057	11,377	5,833	29,344	10,065	30,602
Administration fees	47,095	17,536	12,208	35,146	15,064	33,724
Printing and postage expense	36,415	6,100	2,918	14,806	5,084	16,258
Custodian fees	19,517	14,156	12,909	6,930	4,411	13,770
Registration fees	50,380	34,080	32,280	36,611	25,335	38,360
Trustees' fees	9,429	2,465	1,227	-	2,232	6,650
Miscellaneous expenses	2,958	1,678	1,189	1,108	1,585	1,559
Total Operating Expenses	889,980	274,494	161,505	311,491	146,882	355,982
Less: Expenses waived and / or
reimbursed	(104,583)	(49,918)	(53,166)	(63,390)	(47,294)	(103,310)
Net Operating Expenses	785,397	224,576	108,339	248,101	99,588	252,672

Net Investment Income (Loss)	(561,851)	(134,184)	(56,323)	436,933	202,843	249,069

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	4,093,906	1,141,079	258,182	91,432	63,141	-
Foreign currency transactions	-	-	-	-	-	-
Net realized gain (loss)	4,093,906	1,141,079	258,182	91,432	63,141	-

Net change in unrealized appreciation
(depreciation) from Investments	3,694,784	2,210,881	266,026	(246,957)	(62,916)	-
Net Realized and Unrealized
Gain (Loss) on Investments	7,788,690	3,351,960	524,208	(155,525)	225	-

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 7,226,839	$ 3,217,776	$ 467,885	$ 281,408	$ 203,068	$ 249,069

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Cap
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004
Operations:
Net investment income (loss)	$ 32,054	$ (60,000)	$ (407,524)	$ (416,195)	$ (429,665)	$ (373,468)
Net realized gain (loss) on investments	5,566,530	8,789,550	1,603,819	2,515,563	6,291,232	4,936,606
Net change in unrealized appreciation
(depreciation) on investments	158,822	(1,517,344)	6,235,237	(4,891,445)	2,384,798	(1,312,341)
Net increase (decrease) in net assets
resulting from operations	5,757,406	7,212,206	7,431,532	(2,792,077)	8,246,365	3,250,797

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	(774,210)	-
Class A	-	-	-	-	(2,758,432)	-
Class B	-	-	-	-	(365,947)	-
Class C	-	-	-	-	(104,797)	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	-	-	(4,003,386)	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	4,521,582	8,629,394	9,712,575	7,413,006	3,121,920	5,006,116
Class A	-	-	-	-	133,071	104,227
Class B	231,539	975,711	136,156	262,684	104,639	438,578
Class C	265,581	315,544	654,804	233,103	162,699	170,186
Reinvestment of dividends
and distributions
Class I	-	-	-	-	765,501	-
Class A	-	-	-	-	529,943	-
Class B	-	-	-	-	344,188	-
Class C	-	-	-	-	103,467	-
Redemption fee proceeds
Class I	-	46	43	-	34	-
Class A	-	-	-	-	121	-
Class B	-	2	-	-	16	-
Class C	-	2	2	-	5	-
Cost of shares redeemed
Class I	(23,928,879)	(15,537,303)	(14,513,963)	(10,673,379)	(3,104,717)	(522,838)
Class A	-	-	-	-	(2,080,366)	(5,329,425)
Class B	(575,034)	(555,395)	(128,288)	(184,423)	(1,157,303)	(1,188,685)
Class C	(1,006,761)	(665,363)	(423,911)	(441,840)	(288,143)	(110,209)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(20,491,972)	(6,837,362)	(4,562,582)	(3,390,849)	(1,364,925)	(1,432,050)

Total Increase (Decrease) in Net Assets	(14,734,566)	374,844	2,868,950	(6,182,926)	2,878,054	1,818,747

Net Assets:
Beginning of year	61,825,695	61,450,851	37,289,139	43,472,065	35,050,822	33,232,075
End of year*	$ 47,091,129	$ 61,825,695	$ 40,158,089	$ 37,289,139	$ 37,928,876	$ 35,050,822
* Includes undistributed net investment
income (loss) at end of year	$ 32,054	$ -	$ -	$ -	$ -	$ -

                        See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004
Operations:
Net investment income (loss)	$ (160,099)	$ (107,929)	$ 65,581	$ -	$ (917,041)	$ (1,119,432)
Net realized gain (loss) on investments	4,024,622	1,305,361	1,226,525	2,399,652	11,108,124	1,667,127
Net change in unrealized appreciation
(depreciation) on investments	139,383	2,605,112	945,169	(16,451)	(3,500,670)	6,035,904
Net increase (decrease) in net assets
resulting from operations	4,003,906	3,802,544	2,237,275	2,383,201	6,690,413	6,583,599

Distributions to Shareholders:
Net Realized Gains:
Class I	(21,755)	(406,430)	-	-	-	-
Class A	-	-	-	-	-	-
Class B	(495)	(5,043)	-	-	-	-
Class C	(1,050)	(19,354)	-	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(23,300)	(430,827)	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,799,777	4,991,478	2,000,024	16,134,054	750,330	737,705
Class A	-	-	-	-	162,115	497,304
Class B	166,678	276,966	40,204	94,020	186,806	213,130
Class C	119,153	123,526	52,618	484,311	133,776	81,123
Reinvestment of dividends
and distributions
Class I	21,446	401,365	-	-	-	-
Class A	-	-	-	-	-	-
Class B	467	5,045	-	-	-	-
Class C	1,050	19,372	-	-	-	-
Redemption fee proceeds
Class I	-	1,751	-	8,392	-	-
Class A	-	-	-	-	-	-
Class B	-	29	-	38	-	-
Class C	-	70	-	442	-	-
Cost of shares redeemed
Class I	(10,554,913)	(9,910,960)	(4,590,572)	(30,919,016)	(347,058)	(64,660)
Class A	-	-	-	-	(6,981,262)	(9,735,657)
Class B	(195,730)	(163,673)	(40,872)	(12,450)	(8,762,080)	(11,650,235)
Class C	(366,701)	(288,457)	(184,204)	(1,114,099)	(3,579,011)	(5,622,714)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(9,008,773)	(4,543,488)	(2,722,802)	(15,324,308)	(18,436,384)	(25,544,004)

Total Increase (Decrease) in Net Assets	(5,028,167)	(1,171,771)	(485,527)	(12,941,107)	(11,745,971)	(18,960,405)

Net Assets:
Beginning of year	23,822,912	24,994,683	11,575,228	24,516,335	58,907,092	77,867,497
End of year*	$ 18,794,745	$ 23,822,912	$ 11,089,701	$ 11,575,228	$ 47,161,121	$ 58,907,092
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ 65,581	$ -	$ -	$ -

                        See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004
Operations:
Net investment income (loss)	$ (561,851)	$ (956,794)	$ (134,184)	$ (86,362)	$ (56,323)	$ (68,178)
Net realized gain (loss) on investments	4,093,906	2,621,941	1,141,079	853,149	258,182	662,370
Net change in unrealized appreciation
(depreciation) on investments	3,694,784	(6,041,752)	2,210,881	480,973	266,026	(367,697)
Net increase (decrease) in net assets
resulting from operations	7,226,839	(4,376,605)	3,217,776	1,247,760	467,885	226,495

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	(50,942)	-
Class A	-	-	-	-	(63,441)	-
Class B	-	-	-	-	(104,964)	-
Class C	-	-	-	-	(5,651)	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	-	-	(224,998)	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	733,988	2,650,704	712,238	1,335,766	351,896	701,135
Class A	79,643	172,301	907,212	58,929	1,867	6,818
Class B	70,548	203,840	450,284	185,339	70,392	184,231
Class C	36,585	288,324	34,292	37,140	26,223	21,430
Reinvestment of dividends
and distributions
Class I	-	-	-	-	50,225	-
Class A	-	-	-	-	55,611	-
Class B	-	-	-	-	101,894	-
Class C	-	-	-	-	5,651	-
Redemption fee proceeds
Class I	6	-		-	-	-
Class A	93	-	-	-	-	-
Class B	89	-	-	-	-	-
Class C	8	-	-	-	-	-
Cost of shares redeemed
Class I	(266,233)	(2,038,898)	(1,241,608)	(97,274)	(219,305)	(93,617)
Class A	(3,758,857)	(4,387,051)	(1,166,675)	(717,528)	(245,481)	(575,237)
Class B	(4,009,599)	(3,885,004)	(725,258)	(852,378)	(929,726)	(712,717)
Class C	(427,923)	(906,002)	(32,115)	-	(27,944)	(227,556)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(7,541,652)	(7,901,786)	(1,061,630)	(50,006)	(758,697)	(695,513)

Total Increase (Decrease) in Net Assets	(314,813)	(12,278,391)	2,156,146	1,197,754	(515,810)	(469,018)

Net Assets:
Beginning of year	25,467,639	37,746,030	6,702,165	5,504,411	3,865,035	4,334,053
End of year	$ 25,152,826	$ 25,467,639	$ 8,858,311	$ 6,702,165	$ 3,349,225	$ 3,865,035

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004
Operations:
Net investment income (loss)	$ 436,933	$ 610,511	$ 202,843	$ 203,374	$ 249,069	$ (549)
Net realized gain (loss) on investments	91,432	345,800	63,141	(1,396)	-	(750)
Net change in unrealized appreciation
(depreciation) on investments	(246,957)	(278,677)	(62,916)	217,216	-	-
Net increase (decrease) in net assets
resulting from operations	281,408	677,634	203,068	419,194	249,069	(1,299)

Distributions to Shareholders:
Net Realized Gains:
Class I	(271,049)	(736,341)	(52,211)	(31,509)	-	(9,645)
Class A	-	-	-	-	-	-
Class B	(1,756)	(4,720)	(412)	(84)	-	(81)
Class C	(23,233)	(65,439)	(2,534)	(1,907)	-	(325)
Net Investment Income:
Class I	(414,206)	(577,169)	(195,051)	(197,586)	(237,447)	-
Class A	-	-	-	-	-	-
Class B	(1,642)	(2,496)	(1,156)	(661)	(2,988)	-
Class C	(21,085)	(30,846)	(6,636)	(7,376)	(8,634)	-
Total Dividends and Distributions
to Shareholders	(732,971)	(1,417,011)	(258,000)	(239,123)	(249,069)	(10,051)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	3,621,903	11,892,793	1,818,852	3,713,239	15,587,790	23,945,654
Class A	-	-	-	-	-	-
Class B	25,464	40,822	16,023	37,500	163,330	152,874
Class C	302,475	522,317	6,230	36,337	243,111	893,632
Reinvestment of dividends
and distributions
Class I	663,199	1,274,736	234,005	220,897	229,835	9,385
Class A	-	-	-	-	-	-
Class B	2,695	6,638	1,279	416	2,889	79
Class C	44,236	95,394	9,113	9,277	8,633	312
Redemption fee proceeds
Class I	-	10,937	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	74	-	-	-	-
Class C	-	972	-	-	-	-
Cost of shares redeemed
Class I	(7,151,744)	(18,116,524)	(3,854,545)	(1,984,237)	(20,032,512)	(30,696,134)
Class A	-	-	-	-	-	-
Class B	(41,268)	(211,902)	-	-	(172,887)	(137,466)
Class C	(363,189)	(1,002,002)	(8,644)	(157,380)	(300,099)	(2,564,489)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(2,896,229)	(5,485,745)	(1,777,687)	1,876,049	(4,269,910)	(8,396,153)

Contributions of Capital From Manager	-	-	-	-	21,527	20,600

Total Increase (Decrease) in Net Assets	(3,347,792)	(6,225,122)	(1,832,619)	2,056,120	(4,248,383)	(8,386,903)

Net Assets:
Beginning of year	18,793,301	25,018,423	8,268,874	6,212,754	23,145,606	31,532,509
End of year	$ 15,445,509	$ 18,793,301	$ 6,436,255	$ 8,268,874	$ 18,897,223	$ 23,145,606

                        See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2005

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Cap Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): Oppenheimer Capital LLC serves as Adviser to the Large Capitalization Value, Municipal Bond and International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Large Capitalization Growth and Financial Services effective May 10th, 2005 (formerly advised by Harris, Bretall Sullivan & Smith, L.L.C.); Caterpillar Investment Management Ltd. serves as Adviser to Mid Cap and Energy & Basic Materials; Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; Oak Associates, ltd. serves as Adviser to Health & Biotechnology effective July 18th, 2005 (formerly advised by UBS Global Asset Management); Columbus Circle Investors serves as Adviser to Technology & Communications; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market.  Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Aquarius Fund Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

     The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Cap Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Cap	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

     Currently, each Portfolio offers Class B, Class C and Class I shares.   The Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials & Financial Services Portfolios also offer Class A shares.  Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

    (a)   Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of may which include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   As of August 31, 2005, the Health & Biotechnology Portfolio held one security for which market a quotation was not readily available.   The securities are identified as “Restricted Securities” in the preceding portfolio presentations and are discussed in detail in Note 5.   The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in countries in which International Equity and Health & Biotechnology may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2005 (Continued)

(b) Federal Income Tax

     It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Portfolio	2008	2009	2010	2011	2012	Total
Large Capitalization Value	$ ---	$ ---	$ ---	$ 8,544,589	$ ---	$ 8,544,589
Large Capitalization Growth	---	---	4,851,674	14,577,320	---	19,428,994
Mid Cap	---	---	---	---	---	---
Small Capitalization	---	---	---	---	---	---
International Equity	---	---	1,065,917	2,217,243	3,633,064	6,916,224
Health & Biotechnology	---	26,361,869	48,554,520	43,129,921	---	118,046,310
Technology & Communications	---	240,675,662	24,467,569	771,148	---	265,914,379
Energy & Basic Materials	---	---	89,919	30,311	---	120,230
Financial Services	---	---	---	---	---	---
Investment Quality Bond	---	---	---	---	---	---
Municipal Bond	---	---	---	---	---	---
U.S. Government Money Market	---	---	---	---	750	750

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

Portfolio	Increase (Decrease) in Paid in Capital	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	Increase (Decrease) in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions
Large Capitalization Value	$ 3,845	$ ---	$ (3,845)	$ ---
Large Capitalization Growth	(407,525)	407,525	---	---
Mid Cap	(484,534)	429,665	54,869	---
Small Capitalization	(160,099)	160,099	---	---
International Equity	---	---	---	---
Health & Biotechnology	(1,067,846)	917,041	150,805	---
Technology & Communications	(967,436)	561,852	405,584	---
Energy & Basic Materials	(149,057)	134,184	14,873	---
Financial Services	(56,323)	56,323	---	---
Investment Quality Bond	---	---	---	---
Municipal Bond	(411)	---	411	---
U.S. Government Money Market	---	---	---	---

Net assets were unaffected by the above reclassifications.

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Cap	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2005 (Continued)

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price.  The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price.  In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars.   All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.    In addition, certain of the Portfolios may enter into forward foreign currency contracts.   These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.   Realized gains or losses are recognized when contracts are settled.

2.     MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Cap and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

     For the year ended August 31, 2005, the Manager waived $63,390 for Investment Quality Bond, $37,607 for Municipal Bond, $94,127 for U.S. Government Money Market, $70,286 for Health & Biotechnology,  $104,583 for Technology & Communications, $49,918 for Energy & Basic Materials and $47,124 for Financial Services. For the year ended August 31 , 200 5 , the Manager reimbursed $9,687 for Municipal Bond and $6,042 for Financial Services.

     (b) For providing administration services to the Portfolios, the Administrator will receive from each Portfolio a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints.   The Portfolios will also pay for any out-of-pocket administration expenses.

     (c) The Portfolios have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares.  Up to 0.25% of average daily net assets may be paid directly to the Manager for support services.  A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.   For the year ended August 31, 2005, the Distributor waived $9,183 in fees for the U.S. Government Money Market Portfolio.

     Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2005 (Continued)

     For the year ended August 31, 2005, the Distributor, Aquaruis Fund Distibutors, LLC (“AFD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSCs
Portfolio	Class A	Class C
Large Capitalization Value	$ ---	$ 366
Large Capitalization Growth	---	130
Mid Cap	178	64
Small Capitalization	---	45
International Equity	---	40
Health & Biotechnology	491	156
Technology & Communications	580	35
Energy & Basic Materials	6,044	9
Financial Services	6	21
Investment Quality Bond	---	57
Municipal Bond	---	---
U.S. Government Money Market	---	55

     (d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at August 31, 2005 for each portfolio were:  2.00%, 3.00% and 3.00% for Class I, B and C shares respectively, of Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 2.30%, 3.30% and 3.30% for Class I, B and C shares, respectively, of International Equity; 1.40%, 2.40% and 2.40% for Class I, B and C shares, respectively, of Investment Quality Bond and Municipal Bond; 1.25%, 2.25% and 2.25% for Class I, B and C shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; and 2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares, respectively, of Mid Cap.  Under the terms of the Expense Agreement, expenses borne by the Manager for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios are subject to reimbursement by the portfolios for up to five years from the date the fee or expense was incurred and expenses borne by the Manager for the Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios are subject to reimbursement by the portfolios for up to three years from the date the fee or expense was incurred.   Expenses borne by the Manager after December 31, 2002, for all of the portfolios of the Trust, are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  For the year ended August 31, 2005, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

3.     INVESTMENT TRANSACTIONS

     (a) For the year ended August 31, 2005, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios’ were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$38,847,731	$58,202,663
Large Capitalization Growth	53,770,526	58,268,777
Mid Cap	26,929,234	31,921,377
Small Capitalization	3,726,483	12,439,573
International Equity	8,359,420	10,933,414
Health & Biotechnology	56,686,089	76,818,112
Technology & Communications	17,907,170	25,828,377
Energy & Basic Materials	4,862,395	6,102,798
Financial Services	5,629,498	6,550,421
Investment Quality Bond	8,087,729	11,230,021
Municipal Bond	1,652,586	3,316,186

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2005 (Continued)

(b) At August 31, 2005, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios’ were as follows:

	Federal
Portfolio	Tax Cost	Appreciation	Depreciation	Net
Large Capitalization Value	$42,080,093	$6,161,948	$(1,463,602)	$4,698,346
Large Capitalization Growth	34,691,055	5,694,829	(108,766)	5,586,063
Mid Cap	33,093,955	6,912,078	(2,061,619)	4,850,460
Small Capitalization	12,542,622	6,512,251	(443,964)	6,068,287
International Equity	10,006,125	1,358,565	(138,609)	1,219,956
Health & Biotechnology	42,758,400	3,586,439	(3,005,942)	580,947
Technology & Communications	17,467,443	7,882,755	(47,435)	7,835,320
Energy & Basic Materials	5,411,036	3,361,191	(150,074)	3,211,117
Financial Services	3,088,142	328,827	(24,665)	304,162
Investment Quality Bond	15,218,223	245,833	(127,893)	117,940
Municipal Bond	6,152,971	249,875	--	249,875

(c) At August 31, 2005, the Health & Biotechnology Portfolio had open forward foreign currency contracts. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
To Buy:
Australian Dollar	275,000	$205,653	11/25/05	$1,025
British Pound	380,000	682,285	11/25/05	17,513
Danish Krone	2,000,000	331,202	11/25/05	(9,956)
Japanese Yen	135,100,000	1,226,994	11/25/05	(53,788)
Swiss Franc	4,840,000	3,875,931	11/25/05	75,535
				30,329
To Sell:
Australian Dollar	275,000	205,653	11/25/05	(1,163)
British Pound	380,000	682,285	11/25/05	1,570
Danish Krone	2,000,000	331,202	11/25/05	(6,658)
Japanese Yen	135,100,000	1,226,994	11/25/05	(8,010)
Swiss Franc	4,840,000	3,875,931	11/25/05	110,655
				96,394

Net Unrealized Gain (Loss) on Open Forward Foreign Currency Contracts				$126,723

      (d) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2005 (Continued)

4. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class B Shares		Class C Shares
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
Large Capitalization Value
Issued	256,331	530,979	13,745	63,312	15,884	20,428
Redeemed	(1,362,464)	(957,872)	(34,232)	(36,499)	(60,338)	(42,772)
Net Increase (Decrease) in Shares	(1,106,133)	(426,893)	(20,487)	26,813	(44,454)	(22,344)

Large Capitalization Growth
Issued	762,430	575,668	11,346	21,567	55,006	18,950
Redeemed	(1,122,374)	(831,430)	(10,420)	(15,440)	(34,485)	(36,283)
Net Increase (Decrease) in Shares	(359,944)	(255,762)	926	6,127	20,521	(17,333)

Small Capitalization
Issued	125,037	407,257	12,177	23,476	8,794	10,716
Redeemed	(732,644)	(815,321)	(14,607)	(14,356)	(27,269)	(23,966)
Reinvested from Dividends	1,436	32,342	33	430	75	1,649
Net Increase (Decrease) in Shares	(606,171)	(375,722)	(2,397)	9,550	(18,400)	(11,601)

International Equity
Issued	200,227	2,118,046	4,208	11,326	5,664	67,264
Redeemed	(462,656)	(4,106,704)	(4,329)	(1,592)	(19,562)	(156,858)
Net Increase (Decrease) in Shares	(262,429)	(1,988,658)	(121)	9,734	(13,898)	(89,594)

Investment Quality Bond
Issued	365,141	1,133,681	2,554	3,989	30,244	50,018
Redeemed	(716,144)	(1,734,413)	(4,187)	(20,432)	(36,580)	(97,782)
Reinvested from Dividends	66,583	124,806	270	650	4,439	9,335
Net Increase (Decrease) in Shares	(284,420)	(475,926)	(1,363)	(15,793)	(1,897)	(38,429)

Municipal Bond
Issued	174,157	361,334	1,538	3,534	601	3,452
Redeemed	(367,952)	(190,164)	--	--	(835)	(15,272)
Reinvested from Dividends	22,491	21,107	123	40	874	884
Net Increase (Decrease) in Shares	(171,304)	192,277	1,661	3,574	640	(10,936)

U.S. Government Money Market
Issued	15,587,790	23,945,654	163,330	152,873	243,111	893,632
Redeemed	(20,032,512)	(30,696,133)	(172,887)	(137,466)	(300,099)	(2,564,489)
Reinvested from Dividends	229,835	9,385	2,889	79	8,633	312
Net Increase (Decrease) in Shares	(4,214,887)	(6,741,094)	(6,668)	15,486	(48,355)	(1,670,545)

NOTES TO FINANCIAL STATEMENTS

August Ended August 31, 2005 (Continued)

	Class I Shares		Class A Shares
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
Health & Biotechnology
Issued	55,631	59,781	12,188	40,458
Redeemed	(26,219)	(5,168)	(531,548)	(790,508)
Net Increase (Decrease) in Shares	29,412	54,613	(519,360)	(750,050)

Technology & Communications
Issued	107,788	392,985	11,738	25,213
Redeemed	(37,441)	(301,063)	(547,798)	(642,879)
Net Increase (Decrease) in Shares	70,347	91,922	(536,060)	(617,666)

Energy & Basic Materials
Issued	33,720	81,076	40,431	3,684
Redeemed	(55,993)	(5,756)	(51,758)	(44,901)
Net Increase (Decrease) in Shares	(22,273)	75,320	(11,327)	(41,217)

Financial Services
Issued	28,759	59,595	154	571
Redeemed	(18,157)	(7,746)	(19,933)	(49,305)
Reinvested from Dividends	3,936	---	4,389	---
Net Increase (Decrease) in Shares	14,538	51,849	(15,390)	(48,734)

Mid Cap
Issued	256,265	434,281	10,793	9,071
Redeemed	(257,696)	(44,999)	(168,652)	(469,274)
Reinvested from Dividends	62,541	---	43,654	---
Net Increase (Decrease) in Shares	61,110	389,282	(114,205)	(460,203)

	Class B Shares		Class C Shares
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
Health & Biotechnology
Issued	14,643	17,760	10,619	6,828
Redeemed	(691,739)	(976,111)	(282,201)	(470,715)
Net Increase (Decrease) in Shares	(677,096)	(958,351)	(271,582)	(463,887)

Technology & Communications
Issued	10,901	31,144	5,606	43,421
Redeemed	(614,974)	(601,406)	(65,540)	(137,747)
Net Increase (Decrease) in Shares	(604,073)	(570,262)	(59,934)	(94,326)

Energy & Basic Materials
Issued	21,036	11,636	1,650	2,423
Redeemed	(34,405)	(54,483)	(1,531)	--
Net Increase (Decrease) in Shares	(13,369)	(42,847)	119	2,423

Financial Services
Issued	5,736	16,517	2,187	1,879
Redeemed	(79,821)	(62,580)	(2,401)	(20,130)
Reinvested from Dividends	8,264	---	459	---
Net Increase (Decrease) in Shares	(65,821)	(46,063)	245	(18,251)

Mid Cap
Issued	8,534	39,251	13,523	15,315
Redeemed	(95,664)	(107,184)	(23,874)	(10,073)
Reinvested from Dividends	28,852		8,687
Net Increase (Decrease) in Shares	(58,278)	(67,933)	(1,664)	5,242

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2005 (Continued)

5.   RESTRICTED SECURITIES

     A restricted security is a security purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933.   Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.   The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities.   The Portfolios do not have the right to demand that such securities be registered.   Restricted securities are valued at the direction of a Portfolios’ Board of Trustees; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information on the restricted security.   The table below shows the securities held at August 31,2005 that are being valued by the Portfolios’ Board of Trustees:

Portfolio	Security	Shares	Acquisition Date	Cost	Value Per Unit	8/31/05 Fair Value	% of Net Assets
Health & Biotechnology	Migenix Inc.	107,004	8/22/00	1,805,987	0.296	31,657	0.07%

     Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

6.   SECURITIES LENDING

      Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At August 31, 2005, the following portfolios had securities on loan:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral

Large Capitalization Value	$5,013,137	$5,097,349
Large Capitalization Growth	5,427,528	5,481,334
Mid Cap	10,015,883	10,213,317
Small Capitalization	4,991,430	5,079,892
Health & Biotechnology	8,201,034	8,293,009
Technology & Communications	5,601,659	5,682,446
Investment Quality Bond	3,214,537	3,265,541

  At August 31, 2005, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	1.24%
Large Capitalization Growth	1.59%
Mid Cap	3.10%
Small Capitalization	2.27%
Health & Biotechnology	1.46%
Technology & Communications	5.65%
Investment Quality Bond	1.28%

NOTES TO FINANCIAL STATEMENTS

 Year Ended August 31, 2005 (Continued)

7.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

    The tax character of dividends paid during the period ended August 31, 2005 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$ ---	$ ---	$ ---	$ ---
Large Capitalization Growth	---	---	---	---
Mid Cap	---	---	4,003,386	4,003,386
Small Capitalization	---	---	23,300	23,300
International Equity	---	---	---	---
Health & Biotechnology	---	---	---	---
Technology & Communications	---	---	---	---
Energy & Basic Materials	---	---	---	---
Financial Services	---	---	224,998	224,998
Investment Quality Bond	457,959	---	275,013	732,972
Municipal Bond	41,504	190,431	26,094	258,029
U.S. Government Money Market	249,069	---	---	249,069

    The tax character of dividends paid during the period ended August 31, 2004 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Small Capitalization	$ ---	$ ---	$ 430,827	$ 430,827
Investment Quality Bond	854,511	---	562,500	1,417,011
Municipal Bond	7,148	201,953	30,022	239,123
U.S. Government Money Market	10,050	---	---	10,050

          As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

Portfolio	Capital Loss Carry Forwards	Undistributed Long Term Capital Gains	Post October Loss Deferrals	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Unrealized Appreciation (Depreciation)	Total
Large Capitalization Value	$ (8,544,589)	$ ---	$ ---	$ 32,054	$ ---	$ 4,698,346	$ (3,814,189)
Large Capitalization Growth	(19,428,994)	---	---	---	---	5,586,063	(13,842,931)
Mid Cap	---	1,994,951	---	2,209,542	---	4,850,460	9,054,953
Small Capitalization	---	3,962,372	---	---	---	6,068,287	10,030,659
International Equity	(6,916,224)	---	---	65,581	---	1,219,956	(5,630,687)
Health & Biotechnology	(118,046,310)	---	---	---	---	580,947	(117,465,363)
Technology & Communications	(265,914,379)	---	---	---	---	7,835,320	(258,079,059)
Energy & Basic Materials	(120,230)	---	---	---	---	3,211,117	3,090,887
Financial Services	---	190,510	---	8,880	---	304,162	503,552
Investment Quality Bond	---	40,824	---	33,575	---	117,940	192,339
Municipal Bond	---	---	---	12,554	---	249,875	262,429
U.S. Government Money Market	(750)	---	---	---	---	---	(750)

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Cap Portfolio - Class A Shares
				July 1,
	Year Ended	Year Ended	Period Ended	2002(2) to
	August 31,	August 31,	August 31,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 11.42	$ 10.38	$ 8.63	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.15)	(0.12)	(0.03)	(0.07)
Net realized and unrealized gain (loss)	2.93	1.16	1.78	(1.30)
Total from investment operations	2.78	1.04	1.75	(1.37)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-
Distributions from realized gains	(1.38)	-	-	-
Total dividends and distributions	(1.38)	-	-	-

Net Asset Value, End of Year	$ 12.82	$ 11.42	$ 10.38	$ 8.63

Total Return*	24.97%	10.02%	20.28%	(13.70)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 25,305	$ 23,842	$ 26,449	$ 22,407
Ratio of net operating expenses to
average net assets (3)(4)	2.29%	2.25%	2.29%	2.72%
Ratio of net investment income to
average net assets (3)(4)	(1.19)%	(1.05)%	(1.03)%	(1.06)%
Portfolio Turnover Rate	75%	76%	19%	71%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.29% and (1.19)%, respectively, for the year ended August 31, 2005; 2.25% and (1.05)%, respectively, for the year ended August 31, 2004; 2.29% and (1.03)%, respectively, for the period ended August 31, 2003; and 2.78% and (1.14)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 12.50	$ 11.43	$ 11.57	$ 14.94	$ 16.53	$ 17.33
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.18)	(0.15)	(0.05)	(0.19)	(0.26)	(0.32)
Net realized and unrealized gain (loss)	2.01	1.22	(0.09)	(3.18)	(1.33)	0.03
Total from investment operations	1.83	1.07	(0.14)	(3.37)	(1.59)	(0.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	(0.51)
Total dividends and distributions	-	-	-	-	-	(0.51)

Net Asset Value, End of Year	$ 14.33	$ 12.50	$ 11.43	$ 11.57	$ 14.94	$ 16.53

Total Return*	14.64%	9.36%	(1.21)%	(22.56)%	(9.62)%	(2.36)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 15,160	$ 19,718	$ 26,606	$ 30,435	$ 52,964	$ 77,112
Ratio of net operating expenses to
average net assets (2)(3)	2.70%	2.70%	2.70%	2.54%	2.20%	2.00%
Ratio of net investment income to
average net assets (2)(3)	(1.40)%	(1.23)%	(1.15)%	(1.65)%	(1.48)%	(1.55)%
Portfolio Turnover Rate	111%	65%	10%	144%	172%	255%

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 5.70	$ 6.69	$ 5.38	$ 7.54	$ 16.21	$ 58.99
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.13)	(0.17)	(0.05)	(0.12)	(0.20)	(0.62)
Net realized and unrealized gain (loss)	1.91	(0.82)	1.36	(2.04)	(8.47)	(26.25)
Total from investment operations	1.78	(0.99)	1.31	(2.16)	(8.67)	(26.87)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	(15.91)
Total dividends and distributions	-	-	-	-	-	(15.91)

Net Asset Value, End of Year	$ 7.48	$ 5.70	$ 6.69	$ 5.38	$ 7.54	$ 16.21

Total Return*	31.23%	(14.80)%	24.35%	(28.65)%	(53.49)%	(57.91)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 11,791	$ 12,034	$ 18,249	$ 15,510	$ 19,736	$ 51,444
Ratio of net operating expenses to
average net assets (2)(4)	2.70%	2.70%	2.70%	2.56%	2.28%	2.00%
Ratio of net investment income to
average net assets (2)(4)	(1.85)%	(2.46)%	(2.57)%	(2.15)%	(1.93)%	(1.54)%
Portfolio Turnover Rate	70%	53%	21%	263%	671%	1045%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.84% and (1.53)%, respectively, for the year ended August 31, 2005; 2.77% and (1.30)%, respectively, for the year ended August 31, 2004; 2.75% and (1.20)%, respectively, for the period ended August 31, 2003; 2.65% and (1.76)%, respectively, for the year ended April 30, 2003; 2.31% and (1.59)%, respectively, for the year ended April 30, 2002; and 2.22% and (1.77)%, respectively, for the year ended April 30, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.10% and (2.24)%, respectively, for the year ended August 31, 2005; 2.72% and (2.49)%, respectively, for the year ended August 31, 2004; 3.06% and (2.93)%, respectively, for the period ended August 31, 2003; 3.59% and (3.18)%, respectively, for the year ended April 30, 2003; 2.80% and (2.45)%, respectively, for the year ended April 30, 2002; and 2.14% and (1.68)%, respectively, for the year ended April 30, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 17.95	$ 14.52	$ 12.94	$ 17.04	$ 20.43	$ 18.62
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.34)	(0.19)	(0.01)	(0.17)	(0.22)	(0.12)
Net realized and unrealized gain (loss)	9.55	3.62	1.59	(3.93)	(1.63)	3.18
Total from investment operations	9.21	3.43	1.58	(4.10)	(1.85)	3.06
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.54)	(1.25)
Total dividends and distributions	-	-	-	-	(1.54)	(1.25)

Net Asset Value, End of Year	$ 27.16	$ 17.95	$ 14.52	$ 12.94	$ 17.04	$ 20.43

Total Return*	51.31%	23.62%	12.21%	(24.06)%	(7.14)%	18.83%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,817	$ 2,066	$ 2,269	$ 2,221	$ 4,490	$ 8,163
Ratio of net operating expenses to
average net assets (2)(3)	2.70%	2.70%	2.70%	2.54%	2.29%	2.00%
Ratio of net investment income to
average net assets (2)(3)	(1.56)%	(1.20)%	(0.28)%	(1.18)%	(1.39)%	(0.93)%
Portfolio Turnover Rate	65%	88%	22%	705%	835%	476%

	Financial Services Portfolio - Class A Shares
						August 1,
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	2000(5) to
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 11.63	$ 11.02	$ 9.97	$ 11.40	$ 10.92	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.16)	(0.15)	(0.04)	(0.07)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	1.76	0.76	1.09	(1.36)	0.56	0.98
Total from investment operations	1.60	0.61	1.05	(1.43)	0.48	0.97
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.69)	-	-	-	-	(0.05)
Total dividends and distributions	(0.69)	-	-	-	-	(0.05)

Net Asset Value, End of Year	$ 12.54	$ 11.63	$ 11.02	$ 9.97	$ 11.40	$ 10.92

Total Return*	13.70%	5.54%	10.53%	(12.54)%	4.40%	9.71%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,073	$ 1,174	$ 1,650	$ 1,684	$ 2,956	$ 5,883
Ratio of net operating expenses to
average net assets (2)(4)	2.70%	2.70%	2.70%	2.55%	2.30%	2.00%
Ratio of net investment income to
average net assets (2)(4)	(1.32)%	(1.27)%	(1.22)%	(0.73)%	(0.74)%	(0.13)%
Portfolio Turnover Rate	150%	199%	32%	67%	55%	21%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.34% and (2.19)%, respectively, for the year ended August 31, 2005; 3.33% and (1.83)%, respectively, for the year ended August 31, 2004; 4.37% and (1.95)%, respectively, for the period ended August 31, 2003; 4.40% and (3.04)%, respectively, for the year ended April 30, 2003; 3.86% and (2.96)%, respectively, for the year ended April 30, 2002; and 3.73% and (2.66)%, respectively, for the year ended April 30, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.11% and (2.73)%, respectively, for the year ended August 31, 2005; 3.53% and (2.09)%, respectively, for the year ended August 31, 2004; 2.70% and (1.22)%, respectively, for the period ended August 31, 2003; 6.44% and (4.62)%, respectively, for the year ended April 30, 2003; 4.96% and (3.40)%, respectively, for the year ended April 30, 2002; and 4.65% and (2.78)%, respectively, for the period ended April 30, 2001.

(5) Commencement of offering.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 15.68	$ 14.13	$ 12.63	$ 18.89	$ 18.25
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.14)	(0.16)	(0.13)	0.04	(0.10)
Net realized and unrealized gain (loss)	1.65	1.71	1.63	(4.69)	1.31
Total from investment operations	1.51	1.55	1.50	(4.65)	1.21
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.11)
Distributions from realized gains	-	-	-	(1.61)	(0.46)
Total dividends and distributions	-	-	-	(1.61)	(0.57)

Net Asset Value, End of Year	$ 17.19	$ 15.68	$ 14.13	$ 12.63	$ 18.89

Total Return*	9.63%	10.97%	11.88%	(26.71)%	6.63%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,873	$ 2,942	$ 2,273	$ 652	$ 1,186
Ratio of net operating expenses to
average net assets (2)	2.65%	2.73%	2.96%	2.40%	1.86%
Ratio of net investment income to
average net assets (2)	(0.82)%	(1.01)%	(1.05)%	(0.73)%	(0.30)%
Portfolio Turnover Rate	71%	92%	85%	84%	86%

	Large Cap Growth Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 11.20	$ 12.15	$ 10.96	$ 14.71	$ 32.99
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.25)	(0.23)	(0.22)	(0.10)	(0.32)
Net realized and unrealized gain (loss)	2.45	(0.72)	1.41	(3.61)	(14.78)
Total from investment operations	2.20	(0.95)	1.19	(3.71)	(15.10)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	(0.04)	(3.18)
Total dividends and distributions	-	-	-	(0.04)	(3.18)

Net Asset Value, End of Year	$ 13.40	$ 11.20	$ 12.15	$ 10.96	$ 14.71

Total Return*	19.64%	(7.82)%	10.86%	(25.29)%	(48.78)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 423	$ 344	$ 298	$ 547	$ 1,140
Ratio of net operating expenses to
average net assets (3)	2.74%	2.66%	3.00%	2.40%	1.85%
Ratio of net investment income to
average net assets (3)	(2.05)%	(1.93)%	(2.07)%	(1.55)%	(1.17)%
Portfolio Turnover Rate	147%	129%	60%	32%	36%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.65% and (0.82)%, respectively, for the year ended August 31, 2005; 2.73% and (1.01)%, respectively, for the year ended August 31, 2004; 2.96% and (1.05)%, respectively, for the year ended August 31, 2003; 2.50% and (0.83)%, respectively, for the year ended August 31, 2002; and 1.86% and (0.30)%, respectively, for the year ended August 31, 2001.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.74% and (2.05)%, respectively, for the year ended August 31, 2005; 2.66% and (1.93)%, respectively, for the year ended August 31, 2004; 3.01% and (2.08)%, respectively, for the year ended August 31, 2003; 2.51% and (1.66)%, respectively, for the year ended August 31, 2002; and 1.90% and (1.17)%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Cap Portfolio - Class B Shares
				July 1,
	Year Ended	Year Ended	Period Ended	2002(2) to
	August 31,	August 31,	August 31,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 11.26	$ 10.30	$ 8.58	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.21)	(0.18)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	2.88	1.14	1.77	(1.31)
Total from investment operations	2.67	0.96	1.72	(1.42)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-
Distributions from realized gains	(1.38)	-	-	-
Total dividends and distributions	(1.38)	-	-	-

Net Asset Value, End of Year	$ 12.55	$ 11.26	$ 10.30	$ 8.58

Total Return*	24.30%	9.32%	20.05%	(14.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,075	$ 3,417	$ 3,824	$ 3,409
Ratio of net operating expenses to
average net assets (3)(4)	2.89%	2.85%	2.89%	3.04%
Ratio of net investment income to
average net assets (3)(4)	(1.79)%	(1.65)%	(1.63)%	(1.57)%
Portfolio Turnover Rate	75%	76%	19%	71%

	Small Cap Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 12.22	$ 10.73	$ 9.86	$ 11.74	$ 12.70
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.23)	(0.16)	(0.15)	(0.04)	(0.11)
Net realized and unrealized gain (loss)	2.53	1.87	1.84	(0.66)	0.30
Total from investment operations	2.30	1.71	1.69	(0.70)	0.19
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.01)	(0.22)	(0.82)	(1.18)	(1.15)
Total dividends and distributions	(0.01)	(0.22)	(0.82)	(1.18)	(1.15)

Net Asset Value, End of Year	$ 14.51	$ 12.22	$ 10.73	$ 9.86	$ 11.74

Total Return*	18.86%	16.05%	18.80%	(6.42)%	2.62%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 432	$ 393	$ 242	$ 409	$ 422
Ratio of net operating expenses to
average net assets (5)	2.85%	2.61%	2.96%	2.43%	2.08%
Ratio of net investment income to
average net assets (5)	(1.68)%	(1.40)%	(1.62)%	(1.26)%	(0.92)%
Portfolio Turnover Rate	17%	11%	20%	17%	96%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.89% and (1.79)%, respectively, for the year ended August 31, 2005; 2.85% and (1.65)%, respectively, for the year ended August 31, 2004; 2.89% and (1.63)%, respectively, for the period ended August 31, 2003; and 3.06% and (1.59)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio: 2.85% and (1.68)%, respectively, for the year ended August 31, 2005; 2.61% and (1.40)%, respectively, for the year ended August 31, 2004; 2.96% and (1.62)%, respectively, for the year ended August 31, 2003; 2.61% and (1.44)%, respectively, for the year ended August 31, 2002; and 2.09% and (0.92)%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 8.33	$ 6.94	$ 6.86	$ 8.87	$ 15.41
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.06)	(0.11)	(0.01)	(0.10)
Net realized and unrealized gain (loss)	1.70	1.45	0.19	(2.00)	(5.19)
Total from investment operations	1.66	1.39	0.08	(2.01)	(5.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.25)
Total dividends and distributions	-	-	-	-	(1.25)

Net Asset Value, End of Year	$ 9.99	$ 8.33	$ 6.94	$ 6.86	$ 8.87

Total Return*	19.93%	20.03%	1.17%	(22.66)%	(36.40)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 150	$ 126	$ 38	$ 132	$ 285
Ratio of net operating expenses to
average net assets (3)	3.00%	3.30%	3.30%	2.51%	1.99%
Ratio of net investment income to
average net assets (3)	(0.43)%	(0.94)%	(1.24)%	(1.03)%	(0.95)%
Portfolio Turnover Rate	74%	183%	385%	24%	45%

	Health & Biotechnology Portfolio - Class B Shares

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 12.11	$ 11.14	$ 11.29	$ 14.67	$ 16.33	$ 17.28
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.25)	(0.22)	(0.07)	(0.26)	(0.36)	(0.42)
Net realized and unrealized gain (loss)	1.94	1.19	(0.08)	(3.12)	(1.30)	(0.02)
Total from investment operations	1.69	0.97	(0.15)	(3.38)	(1.66)	(0.44)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	(0.51)
Total dividends and distributions	-	-	-	-	-	(0.51)

Net Asset Value, End of Year	$ 13.80	$ 12.11	$ 11.14	$ 11.29	$ 14.67	$ 16.33

Total Return*	13.95%	8.71%	(1.33)%	(23.04)%	(10.17)%	(3.24)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 23,626	$ 28,932	$ 37,288	$ 40,997	$ 70,851	$ 89,831
Ratio of net operating expenses to
average net assets (2)(4)	3.30%	3.30%	3.30%	3.14%	2.79%	2.60%
Ratio of net investment income to
average net assets (2)(4)	(2.00)%	(1.83)%	(1.75)%	(2.25)%	(2.08)%	(2.14)%
Portfolio Turnover Rate	111%	65%	10%	144%	172%	255%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 3.00% and (0.43)%, respectively, for the year ended August 31, 2005; 3.44% and (1.08)%, respectively, for the year ended August 31, 2004; 3.50% and (1.44)%, respectively, for the year ended August 31, 2003; 3.01% and (1.53)%, respectively, for the year ended August 31, 2002; and 2.18% and (0.95)%, respectively, for the year ended August 31, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.44% and (2.13)%, respectively, for the year ended August 31, 2005; 3.37% and (1.90)%, respectively, for the year ended August 31, 2004; 3.35% and (1.80)%, respectively, for the period ended August 31, 2003; and 3.25% and (2.36)%, respectively, for the year ended April 30, 2003; 2.91% and (2.20)%, respectively, for the year ended April 30, 2002; and 2.81% and (2.35)%, respectively, for the year ended April 30, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class B Shares

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 5.43	$ 6.41	$ 5.17	$ 7.29	$ 15.81	$ 58.35
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.16)	(0.20)	(0.06)	(0.15)	(0.26)	(0.63)
Net realized and unrealized gain (loss)	1.82	(0.78)	1.30	(1.97)	(8.26)	(26.00)
Total from investment operations	1.66	(0.98)	1.24	(2.12)	(8.52)	(26.63)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	(15.91)
Total dividends and distributions	-	-	-	-	-	(15.91)

Net Asset Value, End of Year	$ 7.09	$ 5.43	$ 6.41	$ 5.17	$ 7.29	$ 15.81

Total Return*	30.57%	(15.29)%	23.98%	(29.08)%	(53.89)%	(58.17)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 10,953	$ 11,674	$ 17,434	$ 14,821	$ 24,500	$ 66,333
Ratio of net operating expenses to
average net assets (2)(3)	3.30%	3.30%	3.30%	3.16%	2.88%	2.60%
Ratio of net investment income to
average net assets (2)(3)	(2.45)%	(3.06)%	(3.17)%	(2.75)%	(2.53)%	(2.13)%
Portfolio Turnover Rate	70%	53%	21%	263%	671%	1045%

	Energy & Basic Materials Portfolio - Class B Shares

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 17.38	$ 14.15	$ 12.63	$ 16.73	$ 20.26	$ 18.58
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.45)	(0.28)	(0.04)	(0.25)	(0.31)	(0.18)
Net realized and unrealized gain (loss)	9.21	3.51	1.56	(3.85)	(1.68)	3.11
Total from investment operations	8.76	3.23	1.52	(4.10)	(1.99)	2.93
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.54)	(1.25)
Total dividends and distributions	-	-	-	-	(1.54)	(1.25)

Net Asset Value, End of Year	$ 26.14	$ 17.38	$ 14.15	$ 12.63	$ 16.73	$ 20.26

Total Return*	50.40%	22.83%	12.03%	(24.51)%	(7.91)%	18.15%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,922	$ 2,840	$ 2,918	$ 2,868	$ 4,977	$ 6,317
Ratio of net operating expenses to
average net assets (2)(4)	3.30%	3.30%	3.30%	3.14%	2.90%	2.60%
Ratio of net investment income to
average net assets (2)(4)	(2.15)%	(1.80)%	(0.88)%	(1.78)%	(2.01)%	(1.50)%
Portfolio Turnover Rate	65%	88%	22%	705%	835%	476%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.69% and (2.84)%, respectively, for the year ended August 31, 2005; 3.32% and (3.09)%, respectively, for the year ended August 31, 2004; 3.66% and (3.53)%, respectively, for the period ended August 31, 2003; 4.19% and (3.78)%, respectively, for the year ended April 30, 2003; 3.41% and (3.06)%, respectively, for the year ended April 30, 2002; and 2.75% and (2.29)%, respectively, for the year ended April 30, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.93% and (2.79)%, respectively, for the year ended August 31, 2005; 3.93% and (2.43)%, respectively, for the year ended August 31, 2004; 4.97% and (2.55)%, respectively, for the period ended August 31, 2003; 5.00% and (3.64)%, respectively, for the year ended April 30, 2003; 4.53% and (3.64)%, respectively, for the year ended April 30, 2002; and 4.32% and (3.22)%, respectively, for the year ended April 30, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class B Shares
						August 1
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	2000(5) to
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 11.36	$ 10.83	$ 9.82	$ 11.30	$ 10.88	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.23)	(0.21)	(0.06)	(0.13)	(0.15)	(0.04)
Net realized and unrealized gain (loss)	1.71	0.74	1.07	(1.35)	0.57	0.97
Total from investment operations	1.48	0.53	1.01	(1.48)	0.42	0.93
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.69)	-	-	-	-	(0.05)
Total dividends and distributions	(0.69)	-	-	-	-	(0.05)

Net Asset Value, End of Year	$ 12.15	$ 11.36	$ 10.83	$ 9.82	$ 11.30	$ 10.88

Total Return*	12.94%	4.89%	10.29%	(13.10)%	3.86%	9.31%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,143	$ 1,815	$ 2,231	$ 2,130	$ 2,895	$ 4,419
Ratio of net operating expenses to
average net assets (2)(3)	3.30%	3.30%	3.30%	3.15%	2.94%	2.60%
Ratio of net investment income to
average net assets (2)(3)	(1.92)%	(1.87)%	(1.82)%	(1.33)%	(1.39)%	(0.73)%
Portfolio Turnover Rate	150%	199%	32%	67%	55%	21%

	Investment Quality Bond Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 10.17	$ 10.52	$ 10.70	$ 10.42	$ 9.89
Income (Loss) from Investment Operations:
Net investment income (loss)	0.17	0.20	0.20	0.53	0.42
Net realized and unrealized gain (loss)	(0.09)	0.03	0.06	0.18	0.53
Total from investment operations	0.08	0.23	0.26	0.71	0.95
Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.20)	(0.20)	(0.41)	(0.42)
Distributions from realized gains	(0.18)	(0.38)	(0.24)	(0.02)	-
Total dividends and distributions	(0.35)	(0.58)	(0.44)	(0.43)	(0.42)

Net Asset Value, End of Year	$ 9.90	$ 10.17	$ 10.52	$ 10.70	$ 10.42

Total Return*	0.75%	2.34%	2.49%	7.04%	9.80%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 77	$ 93	$ 262	$ 453	$ 339
Ratio of net operating expenses to
average net assets (4)	2.40%	2.40%	2.40%	2.23%	1.91%
Ratio of net investment income to
average net assets (4)	1.71%	1.97%	1.88%	3.87%	4.06%
Portfolio Turnover Rate	50%	33%	66%	46%	52%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.72% and (3.34)%, respectively, for the year ended August 31, 2005; 4.13% and (2.69)%, respectively, for the year ended August 31, 2004; 3.30% and (1.82)%, respectively, for the period ended August 31, 2003; 7.04% and (5.22)%, respectively, for the year ended April 30, 2003; 5.60% and (4.05)%, respectively, for the year ended April 30, 2002; and 5.32% and (3.45)%, respectively, for the period ended April 30, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.78% and 1.32%, respectively, for the year ended August 31, 2005; 2.81% and 1.55%, respectively, for the year ended August 31, 2004; 2.70% and 1.58%, respectively, for the year ended August 31, 2003; 2.44% and 3.66%, respectively, for the year ended August 31, 2002; and 2.06% and 4.06%, respectively, for the year ended August 31, 2001.

(5) Commencement of offering.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2005(1)	2004(1)		2003(1)		2002	2001
Net Asset Value, Beginning of Year	$ 10.53	$ 10.34		$ 10.63		$ 10.66	$ 10.10
Income (Loss) from Investment Operations:
Net investment income (loss)	0.21	0.23		0.24		0.26	0.32
Net realized and unrealized gain (loss)	(0.01)	0.26		(0.18)		0.04	0.56
Total from investment operations	0.20	0.49		0.06		0.30	0.88
Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.24)		(0.24)		(0.31)	(0.32)
Distributions from realized gains	(0.08)	(0.06)		(0.11)		(0.02)	-
Total dividends and distributions	(0.29)	(0.30)		(0.35)		(0.33)	(0.32)

Net Asset Value, End of Year	$ 10.44	$ 10.53		$ 10.34		$ 10.63	$ 10.66

Total Return*	1.97%	4.80%		0.58%		2.89%	8.85%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 69	$ 52		$ 14		$ 24	$ 39
Ratio of net operating expenses to
average net assets (2)	2.40%	2.40%		2.40%		2.27%	2.19%
Ratio of net investment income to
average net assets (2)	2.03%	2.24%		2.30%		2.97%	3.02%
Portfolio Turnover Rate	25%	29%		11%		48%	21%

	U.S. Government Money Market Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2005(1)	2004(1)		2003(1)		2002	2001
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00		$ 1.00		$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01	0.00	**	0.00	**	0.01	0.04
Net realized and unrealized gain (loss)	-	-		-		-	-
Total from investment operations	0.01	0.00	**	0.00	**	0.01	0.04
Dividends and Distributions:
Dividends from net investment income	(0.01)	-		(0.00)	**	(0.01)	(0.04)
Distributions from realized gains	-	(0.00)	**	-		-	-
Total dividends and distributions	(0.01)	(0.00)	**	(0.00)	**	(0.01)	(0.04)

Net Asset Value, End of Year	$ 1.00	$ 1.00		$ 1.00		$ 1.00	$ 1.00

Total Return*	1.28%	0.04%		0.04%		0.73%	3.67%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 205	$ 211		$ 195		$ 97	$ 109
Ratio of net operating expenses to
average net assets (3)	2.25%	2.09%		1.27%		2.07%	1.89%
Ratio of net investment income to
average net assets (3)	1.27%	0.00%		0.08%		0.35%	3.56%
Portfolio Turnover Rate	N/A	N/A		N/A		N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.09% and 1.33%, respectively, for the year ended August 31, 2005; 2.90% and 1.73%, respectively, for the year ended August 31, 2004; 3.07% and 1.63%, respectively, for the year ended August 31, 2003; 3.38% and 1.86%, respectively, for the year ended August 31, 2002; and 2.54% and 3.02%, respectively, for the year ended August 31, 2001.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.73% and 0.80%, respectively, for the year ended August 31, 2005; 3.74% and (1.65)%, respectively, for the year ended August 31, 2004; 2.72% and (1.37)%, respectively, for the year ended August 31, 2003; 2.38% and 0.04%, respectively, for the year ended August 31, 2002; and 1.89% and 3.56%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 15.67	$ 14.13	$ 12.63	$ 18.90	$ 18.27
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.14)	(0.16)	(0.13)	0.03	(0.08)
Net realized and unrealized gain (loss)	1.66	1.70	1.63	(4.69)	1.28
Total from investment operations	1.52	1.54	1.50	(4.66)	1.20
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.11)
Distributions from realized gains	-	-	-	(1.61)	(0.46)
Total dividends and distributions	-	-	-	(1.61)	(0.57)

Net Asset Value, End of Year	$ 17.19	$ 15.67	$ 14.13	$ 12.63	$ 18.90

Total Return*	9.70%	10.90%	11.88%	(26.75)%	6.62%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,020	$ 2,539	$ 2,605	$ 2,740	$ 3,532
Ratio of net operating expenses to
average net assets (2)	2.65%	2.73%	2.96%	2.41%	1.86%
Ratio of net investment income to
average net assets (2)	(0.85)%	(1.01)%	(1.05)%	(0.72)%	(0.30)%
Portfolio Turnover Rate	71%	92%	85%	84%	86%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 11.23	$ 12.19	$ 10.98	$ 14.74	$ 33.05
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.25)	(0.24)	(0.22)	(0.10)	(0.21)
Net realized and unrealized gain (loss)	2.45	(0.72)	1.43	(3.62)	(14.92)
Total from investment operations	2.20	(0.96)	1.21	(3.72)	(15.13)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	(0.04)	(3.18)
Total dividends and distributions	-	-	-	(0.04)	(3.18)

Net Asset Value, End of Year	$ 13.43	$ 11.23	$ 12.19	$ 10.98	$ 14.74

Total Return*	19.59%	(7.88)%	11.02%	(25.30)%	(48.78)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,175	$ 1,588	$ 1,934	$ 2,051	$ 3,506
Ratio of net operating expenses to
average net assets (3)	2.74%	2.66%	3.00%	2.40%	1.85%
Ratio of net investment income to
average net assets (3)	(2.06)%	(1.93)%	(2.07)%	(1.56)%	(1.17)%
Portfolio Turnover Rate	147%	129%	60%	32%	36%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.65% and (0.85)%, respectively, for the year ended August 31, 2005; 2.73% and (1.01)%, respectively, for the year ended August 31, 2004; 2.96% and (1.05)%, respectively, for the year ended August 31, 2003; 2.52% and (0.83)%, respectively, for the year ended August 31, 2002; and 1.86% and (0.30)%, respectively, for the year ended August 31, 2001.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.74% and (2.06)%, respectively, for the year ended August 31, 2005; 2.66% and (1.93)%, respectively, for the year ended August 31, 2004; 3.01% and (2.08)%, respectively, for the year ended August 31, 2003; 2.52% and (1.68)%, respectively, for the year ended August 31, 2002; and 1.90% and (1.17)%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Cap Portfolio - Class C Shares
				July 1,
	Year Ended	Year Ended	Period Ended	2002(2) to
	August 31,	August 31,	August 31,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 11.25	$ 10.29	$ 8.57	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.21)	(0.19)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	2.87	1.15	1.77	(1.32)
Total from investment operations	2.66	0.96	1.72	(1.43)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-
Distributions from realized gains	(1.38)	-	-	-
Total dividends and distributions	(1.38)	-	-	-

Net Asset Value, End of Year	$ 12.53	$ 11.25	$ 10.29	$ 8.57

Total Return*	24.24%	9.33%	20.07%	(14.30)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 927	$ 851	$ 725	$ 583
Ratio of net operating expenses to
average net assets (3)(4)	2.89%	2.85%	2.89%	3.08%
Ratio of net investment income to
average net assets (3)(4)	(1.79)%	(1.65)%	(1.63)%	(1.60)%
Portfolio Turnover Rate	75%	76%	19%	71%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 12.25	$ 10.76	$ 9.89	$ 11.77	$ 12.73
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.23)	(0.16)	(0.15)	(0.04)	(0.13)
Net realized and unrealized gain (loss)	2.54	1.87	1.84	(0.66)	0.32
Total from investment operations	2.31	1.71	1.69	(0.70)	0.19
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.01)	(0.22)	(0.82)	(1.18)	(1.15)
Total dividends and distributions	(0.01)	(0.22)	(0.82)	(1.18)	(1.15)

Net Asset Value, End of Year	$ 14.55	$ 12.25	$ 10.76	$ 9.89	$ 11.77

Total Return*	18.90%	16.01%	18.74%	(6.40)%	2.61%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 799	$ 898	$ 914	$ 1,214	$ 1,312
Ratio of net operating expenses to
average net assets (5)	2.85%	2.61%	2.96%	2.42%	2.08%
Ratio of net investment income to
average net assets (5)	(1.66)%	(1.40)%	(1.62)%	(1.25)%	(0.96)%
Portfolio Turnover Rate	17%	11%	20%	17%	96%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.89% and (1.79)%, respectively, for the year ended August 31, 2005; 2.85% and (1.65)%, respectively, for the year ended August 31, 2004; 2.89% and (1.63)%, respectively, for the period ended August 31, 2003; and 3.10% and (1.61)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio: 2.85% and (1.66)%, respectively, for the year ended August 31, 2005; 2.61% and (1.40)%, respectively, for the year ended August 31, 2004; 2.96% and (1.62)%, respectively, for the year ended August 31, 2003; 2.60% and (1.43)%, respectively, for the year ended August 31, 2002; and 2.09% and (0.96)%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 8.31	$ 6.93	$ 6.85	$ 8.86	$ 15.40
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.07)	(0.07)	(0.01)	(0.11)
Net realized and unrealized gain (loss)	1.69	1.45	0.15	(2.00)	(5.18)
Total from investment operations	1.65	1.38	0.08	(2.01)	(5.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.25)
Total dividends and distributions	-	-	-	-	(1.25)

Net Asset Value, End of Year	$ 9.96	$ 8.31	$ 6.93	$ 6.85	$ 8.86

Total Return*	19.86%	19.91%	1.17%	(22.69)%	(36.42)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 575	$ 595	$ 1,117	$ 516	$ 905
Ratio of net operating expenses to
average net assets (3)	3.00%	3.30%	3.30%	2.52%	1.99%
Ratio of net investment income to
average net assets (3)	(0.40)%	(0.94)%	(1.24)%	(1.01)%	(0.97)%
Portfolio Turnover Rate	74%	183%	385%	24%	45%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 12.11	$ 11.14	$ 11.30	$ 14.68	$ 16.33	$ 17.28
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.25)	(0.22)	(0.07)	(0.26)	(0.36)	(0.44)
Net realized and unrealized gain (loss)	1.94	1.19	(0.09)	(3.12)	(1.29)	0.00
Total from investment operations	1.69	0.97	(0.16)	(3.38)	(1.65)	(0.44)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	(0.51)
Total dividends and distributions	-	-	-	-	-	(0.51)

Net Asset Value, End of Year	$ 13.80	$ 12.11	$ 11.14	$ 11.30	$ 14.68	$ 16.33

Total Return*	13.95%	8.71%	(1.42)%	(23.02)%	(10.10)%	(3.07)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6,851	$ 9,302	$ 13,727	$ 15,342	$ 31,406	$ 44,999
Ratio of net operating expenses to
average net assets (2)(4)	3.30%	3.30%	3.30%	3.14%	2.80%	2.60%
Ratio of net investment income to
average net assets (2)(4)	(2.00)%	(1.83)%	(1.75)%	(2.25)%	(2.08)%	(2.15)%
Portfolio Turnover Rate	111%	65%	10%	144%	172%	255%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 3.00% and (0.40)%, respectively, for the year ended August 31, 2005; 3.44% and (1.08)%, respectively, for the year ended August 31, 2004; 3.50% and (1.44)%, respectively, for the year ended August 31, 2003; 3.03% and (1.52)%, respectively, for the year ended August 31, 2002, and 2.18% and (0.97)%, respectively, for the year ended August 31, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.44% and (2.14)%, respectively, for the year ended August 31, 2005; 3.37% and (1.90)%, respectively, for the year ended August 31, 2004; 3.35% and (1.80)%, respectively, for the period ended August 31, 2003; 3.25% and (2.36)%, respectively, for the year ended April 30, 2003; 2.91% and (2.19)%, respectively, for the year ended April 30, 2002; and 2.80% and (2.35)%, respectively, for the year ended April 30, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Period Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,	April 30,		April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)		2002(1)	2001
Net Asset Value, Beginning of Year	$ 5.47	$ 6.45	$ 5.20	$ 7.34		$ 15.87	$ 58.38
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.16)	(0.20)	(0.06)	(0.15)		(0.26)	(0.94)
Net realized and unrealized gain (loss)	1.83	(0.78)	1.31	(1.99)		(8.27)	(25.66)
Total from investment operations	1.67	(0.98)	1.25	(2.14)		(8.53)	(26.60)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-		-	-
Distributions from realized gains	-	-	-	-		-	(15.91)
Total dividends and distributions	-	-	-	-		-	(15.91)

Net Asset Value, End of Year	$ 7.14	$ 5.47	$ 6.45	$ 5.20		$ 7.34	$ 15.87

Total Return*	30.53%	(15.19)%	24.04%	(29.16)%		(53.75)%	(58.09)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 970	$ 1,071	$ 1,873	$ 1,602		$ 3,220	$ 10,296
Ratio of net operating expenses to
average net assets (2)(4)	3.30%	3.30%	3.30%	3.16%		2.87%	2.60%
Ratio of net investment income to
average net assets (2)(4)	(2.45)%	(3.06)%	(3.17)%	(2.75)%		(2.51)%	(2.13)%
Portfolio Turnover Rate	70%	53%	21%	263%		671%	1045%

	Energy & Basic Materials Portfolio - Class C Shares
				January 6,
	Year Ended	Year Ended	Period Ended	2003 (3) to
	August 31,	August 31,	August 31,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 17.40	$ 14.15	$ 12.63	$ 13.08
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.45)	(0.30)	(0.04)	-
Net realized and unrealized gain (loss)	9.21	3.55	1.56	(0.45)
Total from investment operations	8.76	3.25	1.52	(0.45)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-
Distributions from realized gains	-	-	-	-
Total dividends and distributions	-	-	-	-

Net Asset Value, End of Year	$ 26.16	$ 17.40	$ 14.15	$ 12.63

Total Return*	50.34%	22.97%	12.03%	(3.44)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 104	$ 67	$ 20	$ 13	(6)
Ratio of net operating expenses to
average net assets (2)(5)	3.30%	3.30%	3.30%	3.30%
Ratio of net investment income to
average net assets (2)(5)	(2.16)%	(1.80)%	(0.88)%	(1.46)%
Portfolio Turnover Rate	65%	88%	22%	705%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.
(3) Commencement of offering.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.69% and (2.84)%, respectively, for the year ended August 31, 2005; 3.32% and (3.09)%, respectively, for the year ended August 31, 2004; 3.66% and (3.53)%, respectively, for the period ended August 31, 2003; 4.19% and (3.78)%, respectively, for the year ended April 30, 2003; 3.40% and (3.04)%, respectively, for the year ended April 30, 2002; and 2.76% and (2.29)%, respectively, for the year ended April 30, 2001.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.93% and (2.79)%, respectively, for the year ended August 31, 2005; 3.93% and (2.43)%, respectively, for the year ended August 31, 2004; 4.97% and (2.55)%, respectively, for the period ended August 31, 2003; and 3.30% and (1.46)%, respectively, for the period ended April 30, 2003.

(6) Actual value, not truncated by 000s.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares
						August 1
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	2000(5) to
	August 31,	August 31,	August 31,	April 30,	April 30,	April 30,
	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$ 11.36	$ 10.83	$ 9.82	$ 11.29	$ 10.89	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.23)	(0.21)	(0.06)	(0.13)	(0.17)	(0.03)
Net realized and unrealized gain (loss)	1.71	0.74	1.07	(1.34)	0.57	0.97
Total from investment operations	1.48	0.53	1.01	(1.47)	0.40	0.94
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.69)	-	-	-	-	(0.05)
Total dividends and distributions	(0.69)	-	-	-	-	(0.05)

Net Asset Value, End of Year	$ 12.15	$ 11.36	$ 10.83	$ 9.82	$ 11.29	$ 10.89

Total Return*	12.94%	4.89%	10.29%	(13.02)%	3.67%	9.41%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 111	$ 101	$ 295	$ 263	$ 487	$ 609
Ratio of net operating expenses to
average net assets (2)(3)	3.30%	3.30%	3.30%	3.15%	3.08%	2.60%
Ratio of net investment income to
average net assets (2)(3)	(1.93)%	(1.87)%	(1.82)%	(1.33)%	(1.54)%	(0.72)%
Portfolio Turnover Rate	150%	199%	32%	67%	55%	21%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$ 10.18	$ 10.53	$ 10.71	$ 10.44	$ 9.90
Income (Loss) from Investment Operations:
Net investment income (loss)	0.17	0.20	0.20	0.56	0.42
Net realized and unrealized gain (loss)	(0.09)	0.03	0.06	0.14	0.54
Total from investment operations	0.08	0.23	0.26	0.70	0.96
Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.20)	(0.20)	(0.41)	(0.42)
Distributions from realized gains	(0.18)	(0.38)	(0.24)	(0.02)	-
Total dividends and distributions	(0.35)	(0.58)	(0.44)	(0.43)	(0.42)

Net Asset Value, End of Year	$ 9.91	$ 10.18	$ 10.53	$ 10.71	$ 10.44

Total Return*	0.75%	2.34%	2.49%	6.93%	9.80%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,199	$ 1,251	$ 1,699	$ 2,403	$ 2,006
Ratio of net operating expenses to
average net assets (4)	2.40%	2.40%	2.40%	2.23%	1.90%
Ratio of net investment income to
average net assets (4)	1.69%	1.97%	1.88%	3.84%	4.13%
Portfolio Turnover Rate	50%	33%	66%	46%	52%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.70% and (3.33)%, respectively, for the year ended August 31, 2005; 4.13% and (2.69)%, respectively, for the year ended August 31, 2004; 3.30% and (1.82)%, respectively, for the period ended August 31, 2003; 7.04% and (5.22)%, respectively, for the year ended April 30, 2003; 5.75% and (4.21)%, respectively, for the year ended April 30, 2002; and 5.17% and (3.29)%, respectively, for the period ended April 30, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.78% and 1.31%, respectively, for the year ended August 31, 2005; 2.81% and 1.55%, respectively, for the year ended August 31, 2004; 2.70% and 1.58%, respectively, for the year ended August 31, 2003; 2.43% and 3.64%, respectively, for the year ended August 31, 2002, and 2.05% and 4.13%, respectively, for the year ended August 31, 2001.

(5) Commencement of offering.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2005(1)	2004(1)		2003(1)		2002	2001
Net Asset Value, Beginning of Year	$ 10.52	$ 10.33		$ 10.66		$ 10.67	$ 10.09
Income (Loss) from Investment Operations:
Net investment income (loss)	0.21	0.24		0.24		0.47	0.30
Net realized and unrealized gain (loss)	(0.02)	0.25		(0.22)		(0.16)	0.59
Total from investment operations	0.19	0.49		0.02		0.31	0.89
Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.24)		(0.24)		(0.30)	(0.31)
Distributions from realized gains	(0.08)	(0.06)		(0.11)		(0.02)	-
Total dividends and distributions	(0.29)	(0.30)		(0.35)		(0.32)	(0.31)

Net Asset Value, End of Year	$ 10.42	$ 10.52		$ 10.33		$ 10.66	$ 10.67

Total Return*	1.86%	4.81%		0.21%		3.02%	8.97%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 329	$ 325		$ 432		$ 794	$ 605
Ratio of net operating expenses to
average net assets (2)	2.40%	2.40%		2.40%		2.35%	2.20%
Ratio of net investment income to
average net assets (2)	2.02%	2.24%		2.30%		2.77%	2.90%
Portfolio Turnover Rate	25%	29%		11%		48%	21%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2005(1)	2004(1)		2003(1)		2002	2001
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00		$ 1.00		$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01	0.00	**	0.00	**	0.01	0.04
Net realized and unrealized gain (loss)	-	-		-		-	-
Total from investment operations	0.01	0.00	**	0.00	**	0.01	0.04
Dividends and Distributions:
Dividends from net investment income	(0.01)	-		(0.00)	**	(0.01)	(0.04)
Distributions from realized gains	-	(0.00)	**	-		-	-
Total dividends and distributions	(0.01)	(0.00)	**	(0.00)	**	(0.01)	(0.04)

Net Asset Value, End of Year	$ 1.00	$ 1.00		$ 1.00		$ 1.00	$ 1.00

Total Return*	1.28%	0.04%		0.03%		0.72%	3.68%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 640	$ 688		$ 2,358		$ 1,342	$ 4,165
Ratio of net operating expenses to
average net assets (3)	2.25%	2.09%		1.28%		2.01%	1.89%
Ratio of net investment income to
average net assets (3)	1.26%	0.00%		0.07%		0.73%	3.42%
Portfolio Turnover Rate	N/A	N/A		N/A		N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.10% and 1.33%, respectively, for the year ended August 31, 2005; 2.90% and 1.73%, respectively, for the year ended August 31, 2004; 3.07% and 1.63%, respectively, for the year ended August 31, 2003; 3.31% and 1.81%, respectively, for the year ended August 31, 2002; and 2.52% and 2.90%, respectively, for the year ended August 31, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.72% and 0.79%, respectively, for the year ended August 31, 2005; 3.74% and (1.65)%, respectively, for the year ended August 31, 2004; 2.72% and (1.37)%, respectively, for the year ended August 31, 2003; 2.26% and 0.48%, respectively, for the year ended August 31, 2002; and 1.90% and 3.42%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, and U.S. Government Money Market Portfolio (each a series of the Saratoga Advantage Trust), as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the year then ended, the year ended August 31, 2004, the period or year ended August 31, 2003 and the period or year ended April 30, 2003.    These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on theses financial statements and financial highlights based on our audits.   The financial highlights for each of the years or periods ended August 31, 2002, April 30, 2002, August 31, 2001 and April 30, 2001 have been audited by other auditors, whose reports dated October 9, 2002, June 26, 2002, October 25, 2001 and July 13, 2001 express an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States.)   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   We were not engaged to perform an audit of the Trust’s internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers.   Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of the Saratoga Advantage Trust as of August 31, 2005, the results of their operations, the changes in their net assets and their financial highlights for the year or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                TAIT, WELLER & BAKER, LLP

Philadelphia, Pennsylvania

October 14, 2005

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of  $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2005 through

August 31, 2005.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 3/1/2005	Ending Account Value – 8/31/2005	Expense Paid 3/1/2005-8/31/2005*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$997.53	$8.31	1.65%
Large Capitalization Value – Class B	1,000.00	995.06	13.33	2.65
Large Capitalization Value – Class C	1,000.00	995.36	13.33	2.65
Large Capitalization Growth – Class I	1,000.00	1,046.88	8.82	1.71
Large Capitalization Growth – Class B	1,000.00	1,043.76	13.96	2.71
Large Capitalization Growth – Class C	1,000.00	1,044.11	13.96	2.71
Mid Capitalization – Class I	1,000.00	1,021.93	9.38	1.84
Mid Capitalization – Class A	1,000.00	1,020.87	11.41	2.24
Mid Capitalization – Class B	1,000.00	1,019.61	14.46	2.84
Mid Capitalization – Class C	1,000.00	1,019.66	14.46	2.84
Small Capitalization – Class I	1,000.00	1,026.47	8.63	1.69
Small Capitalization – Class B	1,000.00	1,023.64	13.77	2.70
Small Capitalization – Class C	1,000.00	1,023.59	13.72	2.69
International Equity – Class I	1,000.00	1,005.75	10.11	2.00
International Equity – Class B	1,000.00	1,002.52	15.14	3.00
International Equity – Class C	1,000.00	1,002.52	15.14	3.00
Health & Biotechnology – Class I	1,000.00	1,045.77	11.86	2.30
Health & Biotechnology – Class A	1,000.00	1,044.82	13.92	2.70
Health & Biotechnology – Class B	1,000.00	1,043.25	17.00	3.30
Health & Biotechnology – Class C	1,000.00	1,043.25	17.00	3.30
Technology & Communications – Class I	1,000.00	1,045.12	11.86	2.30
Technology & Communications – Class A	1,000.00	1,043.96	13.91	2.70
Technology & Communications – Class B	1,000.00	1,042.40	16.99	3.30
Technology & Communications – Class C	1,000.00	1,042.90	16.99	3.30
Energy & Basic Materials – Class I	1,000.00	1,079.09	12.05	2.30
Energy & Basic Materials – Class A	1,000.00	1,077.78	14.14	2.70
Energy & Basic Materials – Class B	1,000.00	1,076.12	17.27	3.30
Energy & Basic Materials – Class C	1,000.00	1,076.07	17.27	3.30
Financial Services – Class I	1,000.00	1,019.86	11.71	2.30
Financial Services – Class A	1,000.00	1,018.75	13.74	2.70
Financial Services – Class B	1,000.00	1,017.14	16.78	3.30
Financial Services – Class C	1,000.00	1,017.14	16.78	3.30
Investment Quality Bond – Class I	1,000.00	1,008.42	7.09	1.40
Investment Quality Bond – Class B	1,000.00	1,005.85	12.13	2.40
Investment Quality Bond – Class C	1,000.00	1,005.80	12.13	2.40
Municipal Bond – Class I	1,000.00	1,009.17	7.09	1.40
Municipal Bond – Class B	1,000.00	1,006.60	12.14	2.40
Municipal Bond – Class C	1,000.00	1,006.15	12.14	2.40
U.S. Government Money Market – Class I	1,000.00	1,004.49	6.32	1.25
U.S. Government Money Market – Class B	1,000.00	1,004.49	11.37	2.25
U.S. Government Money Market – Class C	1,000.00	1,004.49	11.37	2.25

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2005	Ending Account Value – 8/31/2005	Expense Paid 3/1/2005-8/31/2005*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,016.89	$8.39	1.65%
Large Capitalization Value – Class B	1,000.00	1,011.85	13.44	2.65
Large Capitalization Value – Class C	1,000.00	1,011.85	13.44	2.65
Large Capitalization Growth – Class I	1,000.00	1,016.43	8.84	1.74
Large Capitalization Growth – Class B	1,000.00	1,011.39	13.89	2.74
Large Capitalization Growth – Class C	1,000.00	1,011.39	13.89	2.74
Mid Capitalization – Class I	1,000.00	1,015.68	9.60	1.89
Mid Capitalization – Class A	1,000.00	1,013.66	11.62	2.29
Mid Capitalization – Class B	1,000.00	1,010.64	14.65	2.89
Mid Capitalization – Class C	1,000.00	1,010.64	14.65	2.89
Small Capitalization – Class I	1,000.00	1,015.88	9.40	1.85
Small Capitalization – Class B	1,000.00	1,010.84	14.44	2.85
Small Capitalization – Class C	1,000.00	1,010.84	14.44	2.85
International Equity – Class I	1,000.00	1,015.12	10.16	2.00
International Equity – Class B	1,000.00	1,010.08	15.20	3.00
International Equity – Class C	1,000.00	1,010.08	15.20	3.00
Health & Biotechnology – Class I	1,000.00	1,013.61	11.67	2.30
Health & Biotechnology – Class A	1,000.00	1,011.59	13.69	2.70
Health & Biotechnology – Class B	1,000.00	1,008.57	16.71	3.30
Health & Biotechnology – Class C	1,000.00	1,008.57	16.71	3.30
Technology & Communications – Class I	1,000.00	1,013.61	11.67	2.30
Technology & Communications – Class A	1,000.00	1,011.59	13.69	2.70
Technology & Communications – Class B	1,000.00	1,008.57	16.71	3.30
Technology & Communications – Class C	1,000.00	1,008.57	16.71	3.30
Energy & Basic Materials – Class I	1,000.00	1,013.61	11.67	2.30
Energy & Basic Materials – Class A	1,000.00	1,011.59	13.69	2.70
Energy & Basic Materials – Class B	1,000.00	1,008.57	16.71	3.30
Energy & Basic Materials – Class C	1,000.00	1,008.57	16.71	3.30
Financial Services – Class I	1,000.00	1,013.61	11.67	2.30
Financial Services – Class A	1,000.00	1,011.59	13.69	2.70
Financial Services – Class B	1,000.00	1,008.57	16.71	3.30
Financial Services – Class C	1,000.00	1,008.57	16.71	3.30
Investment Quality Bond – Class I	1,000.00	1,018.15	7.12	1.40
Investment Quality Bond – Class B	1,000.00	1,013.11	12.18	2.40
Investment Quality Bond – Class C	1,000.00	1,013.11	12.18	2.40
Municipal Bond – Class I	1,000.00	1,018.15	7.12	1.40
Municipal Bond – Class B	1,000.00	1,013.11	12.18	2.40
Municipal Bond – Class C	1,000.00	1,013.11	12.18	2.40
U.S. Government Money Market – Class I	1,000.00	1,018.90	6.36	1.25
U.S. Government Money Market – Class B	1,000.00	1,013.86	11.42	2.25
U.S. Government Money Market – Class C	1,000.00	1,013.86	11.42	2.25

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 13 and 14, 2005

The Independent Trustees discussed the information received from the Investment Manager respecting (i) the nature, quality and scope of services provided by the Investment Manager and each Investment Adviser to the Portfolios; (ii) the investment performance of the funds relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Investment Manager; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the funds grow and whether fee levels appropriately reflect economies; and (vi) benefits realized by the Investment Manager from its relationship with the Funds.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Investment Manager.  The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust.  The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Adviser to each Portfolio.  With two exceptions, the Board concluded that the quality of services provided was satisfactory.  In the case of the Large Cap Growth Portfolio and the Financial Services Portfolio the Trustees determined to appoint a new adviser.

Comparative Performance

Except as otherwise noted the performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio.  The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that the Portfolio had (i) outperformed its peer group for the period September, 1994 (inception of the Portfolio) through March 31, 2002; (ii) substantially underperformed its peer group for the period 3/31/02 through 9/30/02 and thereafter outperformed its peer group.  The Manager noted that the substantial underperformance for the period 3/31/02 through 9/30/02 was largely the result of holdings in certain companies that were adversely affected by corporate scandals.  The Trustees understood the reasons for the underperformance during the six-month period in 2002 and concluded that, overall, the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees were dissatisfied with the performance of the Portfolio and as noted below, determined to appoint Loomis Sayles as the new adviser to the Portfolio.

Mid-Cap: The Trustees noted that the Portfolio’s performance for the period since 1/07/03 (inception of the Portfolio) through 2/28/05 was better than its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap:  The Trustees noted that since Fox Asset Management had taken over as Portfolio Adviser (i.e., January, 2001 through February 28, 2005) the Portfolio had performed better than its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Portfolio Adviser – Oppenheimer Capital, was appointed in July 2004.  Therefore, it was too soon to meaningfully evaluate the Adviser’s performance.

Health and Biotechnology: The Trustees were informed that the current Adviser, UBS, intended to resign as Investment Adviser because the Portfolio had fallen below UBS’ minimum account size.  The Trustees determined to approve the contract with UBS in order to ensure continuity of advisory services pending appointment of a new Adviser.

Technology and Communications: The Trustees noted that since 1/7/03 (the inception of the Portfolio) through 2/28/05 the Portfolio had underperformed relative to its peer group.  The Manager explained that Columbus Circle took over the Portfolio on January 7, 2003 but did not fully reposition the Portfolio until January 14, 2003.  The Manager further noted that since January 14 the Portfolio had performed nearly even with its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services Portfolio: As noted below, the Trustees determined to appoint Loomis Sayles as the new Adviser to the Portfolio.

Energy and Basic Materials: The Trustees noted that since 1/7/03 (inception of the Portfolio) through 2/28/05, the Portfolio had underperformed the Lipper Natural Resource Fund Index.  The Manager stated that many funds in the Lipper Natural Resources Funds Index invest substantially in oil and gas related companies and when oil stocks do well, these funds tend to outperform a fund like the Portfolio which also invests in basic materials companies.  Under the circumstances, the Trustees determined that the performance of the Portfolio was satisfactory.

Investment Quality Bond Portfolio: The Trustees noted that the Portfolio had slightly underperformed its peer group for the period 9/1/1994 through 2/28/2005.   The Manager stated that the investment approach of  Fox Asset Management was particularly well suited for a fund like the Portfolio, which is utilized as part of an asset allocation program.   In particular, the Manager noted that Fox is value oriented, has an emphasis on high quality and that capital preservation and risk control are important strategic elements.  The Trustees determined that, under the circumstances, the performance of the Portfolio was satisfactory.

Municipal Bond Portfolio: The Trustees noted that since 9/1/94 through 2/28/05 the Portfolio had underperformed in relation to its peer group.  The Trustees noted, however, that the Portfolio was significantly smaller than most municipal funds and that, under the circumstances, the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

U.S. Government Money Market Portfolio: The Trustees noted that since the appointment of Reich & Tang as Adviser to the Portfolio in October of 2003 through February 28, 2005, the Portfolio had slightly underperformed its peer group.  The Trustees were of the view that given the relatively small size of the Portfolio, the Portfolio’s performance was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Growth, Mid Cap Growth, Small Cap Growth and International Equity Portfolios were lower than the average of comparable funds; and (ii) the fee rates for Large Cap Value, Health and Biotechnology, Technology and Communications, Financial Services, Energy and Basic Materials, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios were higher than the average of comparable funds.

The Trustees noted that the Saratoga Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact on the Investment Manager’s costs and profitability of the relatively small sizes of the Portfolios.  The Trustees also noted that the Investment Manager has, since 1999, agreed to cap expenses of the Portfolios at specified levels and evaluated the impact of these expense caps on the net fees received by the Manager.  The Trustees concluded, based on the foregoing, that the management fee rate was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager.  The Trustees noted that the provision of services under the Management Agreement had resulted in a small loss to the Manager.

Other Benefits

The Trustees considered the benefits obtained by the Manager and the Advisors from their relationship with the Trust.  They noted, in this regard, that certain of the Advisors have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services.  The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisors may enhance the ability of the Advisers to provide quality services to the Portfolios.  The Trustees noted that the Investment Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing, the Independent Trustees determined that continuation of the Management Agreement and the Advisory Agreement for each of the Portfolios (other than the Large Cap Growth and Financial Services Portfolios) was in the best interests of the Funds and the shareholders.

Appointment of Loomis, Sayles & Company, L.P. as Adviser to the Large Cap Growth and Financial Services Portfolios

The Board of Trustees considered materials furnished by Loomis Sayles including information regarding its personnel, operations and financial condition.

In evaluating Loomis Sayles and the new advisory agreements, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by Loomis Sayles.  Representatives from Loomis Sayles made a presentation to the Board on Loomis Sayles and the Portfolios, and responded to questions of the Trustees.  The board also reviewed and discussed the terms of the new advisory agreements and compared them to prior advisory agreements.

The Board considered, with its legal counsel:  (i) the quality and extent of the services to be provided by Loomis Sayles; (ii) the depth of organization, expertise, reputation and experience of Loomis Sayles; (iii) the financial resources of Loomis Sayles; (iv) the ability of Loomis Sayles to retain and attract qualified personnel and (v) the performance of assets managed by Loomis Sayles.

Based on the foregoing, the Independent Trustees determined that approval of new advisory agreements with Loomis Sayles was in the best interests of the Portfolios and the shareholders.

Board Meeting held July 14, 2005

Appointment of Oak Associates, ltd. as Adviser to the Trust’s Health and Biotechnology Portfolio

The Board of Trustees considered materials furnished by Oak Associates, ltd. including information regarding its personnel, operations and financial condition.

In evaluating Oak Associates, ltd. and the new advisory agreement, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by Oak Associates, ltd.  Representatives from Oak Associates, ltd. made a presentation to the Board on Oak Associates, ltd. and the Trust’s Health and Biotechnology Portfolio, and responded to questions of the Trustees.  The Board also reviewed and discussed the terms of the new advisory agreement and compared it to the prior advisory agreement.

The Board considered, with its legal counsel:  (i) the quality and extent of the services to be provided by Oak Associates, ltd; (ii) the depth of organization, expertise, reputation and experience of Oak Associates, ltd; (iii) the financial resources of Oak Associates, ltd; (iv) the ability of Oak Associates, ltd to retain and attract qualified personnel and (v) the performance of assets managed by Oak Associates, ltd.

Based on the foregoing, the Independent Trustees determined that approval of the new advisory agreement with Oak Associates, ltd was in the best interests of the Trust’s Health and Biotechnology Portfolio and its shareholders.

SUPPLEMENTAL INFORMATION (Unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 50 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees *	Since 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	12 Portfolios	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 63 101 S. Washington Square, 9th Floor Lansing, MI 48933	Trustee	Since 1994	Partner with the law firm of Kelly Cawthorne	12 Portfolios	None
Udo Koopmann, 64 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 56 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since 1997	Chief Executive Officer and 100% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12 Portfolios	None
William B. Blundin, 67 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	Director of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 53 50 Rockefeller Plaza New York, NY 10020	Trustee	Since 2003

President, Carey Financial Corp. (1994-present) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-present) (Real Estate Investment Banking; Director), Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Director, Orbitex Group of Funds (2000-2003)

				12 Portfolios	Director, Duroplas Corp. (1999-present)(Manufacturer)

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 49 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary *	Since 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	12 Portfolios	None
Mark S. Marrone, 36 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer and Chief Financial Officer	Since 2003

Chief Financial Officer (2003) and National Marketing Manager (2002-2003) of Saratoga Capital Management, LLC; Senior Market Manager, CPA2BIZ, (2001); Director of Marketing, deltathree (2000-2001); Senior Marketing Manager, MetLife (1998-2000)

				12 Portfolios	None
Colleen T. McCoy, 50 161 Canterbury Road Rochester, NY 14607	Chief Compliance Officer	Since 2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; chief compliance officer for a number of other mutual fund groups since 2004; Vice President & Business Manager  (Global Funds Administration) with JP Morgan Chase    (1988-2001)

				12 Portfolios	None

*   Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

** Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.   Officers of the Trust are elected annually.

THE SARATOGA

ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy.   We also know that you expect us to conduct and process your business in an accurate and efficient manner.   To do so, we must collect and maintain certain non-public personal information about you.   This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties.  We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law.   Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials.   These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.   To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

This Page Intentionally Left Blank.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2005 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)         Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)         Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)         Compliance with applicable governmental laws, rules, and regulations;

(4)         The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)         Accountability for adherence to the code.

(c)         Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)         The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees

                                                  Registrant                       Advisor

            FY 08/31/05                   $163,000.00                    $6,000.00

FY 08/31/04                   $175,000.00                    $6,000.00

FY 08/31/03                   $133,000.00                    N/A

(b)         Audit-Related Fees

                                                  Registrant                       Advisor

            FYE 08/31/05                 $0.00                              $0.00

FYE 08/31/04                 $0.00                              $0.00

FYE 08/31/03                 $0.00                              N/A

(c)         Tax Fees

                                                  Registrant                       Advisor

            FYE 08/31/05                 $24,000.00                     $4,000.00

FYE 08/31/04                 $24,000.00                     $4,000.00

FYE 08/31/03                 $24,000.00                     N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)         All Other Fees

                                                  Registrant                       Advisor

            FYE 08/31/05                 $0.00                              $0.00

FYE 08/31/04                 $0.00                              $0.00

FYE 08/31/03                 $0.00                              N/A

 (e)        (1)         Audit Committee’s Pre-Approval Policies

  The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)         Percentages of Services Approved by the Audit Committee

                                                             Registrant                                    Advisor

Audit-Related Fees:        0.00%                                          0.00%

Tax Fees:                       0.00%                                          0.00%

All Other Fees:               0.00%                                          0.00%

(f)          During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                                  Registrant                                                 Advisor

              FYE 08/31/2005            $24,000.00                                                $4,000.00

              FYE 08/31/2004            $24,000.00                                                $4,000.00

              FYE 08/31/2003            $24,000.00                                                N/A

(h)         The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     The Saratoga Advantage Trust

By (Signature and Title)

*                                      /s/ Bruce E. Ventimiglia

                                        Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                             11/09/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*            /s/ Mark S. Marrone

Mark S. Marrone, Treasurer and Chief Financial Officer

Date                                             11/09/05

By (Signature and Title)

*            /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                             11/09/05

* Print the name and title of each signing officer under his or her signature.